                                                                 Exhibit 10.21

    CONFIDENTIAL TREATMENT REQUESTED: CONFIDENTIAL PORTIONS OF THIS DOCUMENT
     HAVE BEEN REDACTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

                              RESELLERS AGREEMENT


         This Non-Exclusive Resellers Agreement (this "Agreement") is effective as of the 18th day of October, 2000, by and between NOMOS(R) Corporation (hereinafter "Supplier"), a manufacturer of IMRT solutions, having principal office at 2591 Wexford Bayne Rd., Sewickley, PA, 15143, and Elekta Oncology Systems Ltd. (hereinafter "Reseller"), a company involved in the manufacture, marketing, sales, support, and distribution of Linear Accelerators, Simulators, and Treatment Planning Systems, having its principal office located at Linac House, Fleming Way, Crawley. England, UK and for North America at Elekta Oncology Systems, Inc., 3155 Northwoods Parkway, Norcross, GA 30071:

                                    PREAMBLE

         WHEREAS, Supplier manufactures the CORVUS Planning System, known as CORVUS, which Supplier is willing to provide to RESELLER on the terms and conditions set forth herein; and

         WHEREAS, RESELLER intends to combine the CORVUS Planning System and other equipment and/or software programs to create certain "RESELLER PRODUCT(S)" as part of new accelerator sales and to market on a "turnkey" basis to end-users,

         NOW, THEREFORE, in consideration of the premises hereof, and the mutual obligations herein made and undertaken, the parties hereto agree as follows:

         1. DEFINITIONS. For the purposes of this Agreement, the definitions set forth in this Section shall apply to the respective capitalized terms:

                  1.1 "CORVUS PLANNING SYSTEM." The hardware and software products (including all model conversions, elements, and accessories) that are listed in the attached Exhibit A.

                  1.2 "DEMONSTRATION SYSTEMS." A prototype version of CORVUS Planning System may be procured by RESELLER from Supplier under this Agreement for use in the creation and demonstration of RESELLER Products in a non-clinical environment. The configuration of the Demonstration System is described in more detail in the attached Exhibit B.

                  1.3 "DOCUMENTATION." Those printed materials including instruction manuals and marketing materials pertaining to the CORVUS Planning System to be furnished therewith, as described in the attached Exhibit C

                  1.4 "END-USER." A prospective linear accelerator customer of RESELLER to whom RESELLER offers RESELLER Products for use in the regular course of such customer's business and not for resale.

                  1.5 "END-USER LICENSE AGREEMENT." The form of Supplier's agreement under which Supplier directly grants an End-User the right and license to use the CORVUS Planning System as part of an RESELLER Product as described in Attachment B, 2. 1.

                  1.6 "ENHANCEMENT(S)." Computer program modifications or additions, other than Maintenance Modifications, that may be integrated with the CORVUS Planning System or offered separately by Supplier and that alter the functionality of the CORVUS Planning System or add new functions thereto.

                  1.7 "ERROR." A defect in the CORVUS Planning System that prevents it from functioning in substantial conformity with the published Specifications pertaining thereto.

                  1.8 "MAINTENANCE MODIFICATION(S)." Computer software changes to be integrated with the CORVUS Planning System to correct any Errors therein, but that do not alter the functionality of the CORVUS Planning System or add new functions thereto.

                  1.9 "MARKETING TERRITORY." WorldWide, excluding Hong Kong, Peoples Republic of China, Korea and Taiwan.

                  1.10 "RESELLER PRODUCTS." One or more combinations of CORVUS Planning System with other equipment and computer software independently developed or procured by RESELLER, to be offered by RESELLER, together with related services, to End-Users on a turnkey basis.

                  1.11 "PROGRAMS." The computer software, including all Maintenance Modifications and Enhancements thereto which constitute the basic operating system of the CORVUS Planning System, is to be provided to End-Users by RESELLER in unmodified form.

         2. RESELLER CERTIFICATION. RESELLER hereby certifies and agrees that, in consideration of the benefits of this Agreement, including the discounts granted to RESELLER with respect to CORVUS Planning System, RESELLER will add significant value to, and enhance the functionality and/or capability of, the CORVUS Planning System in conjunction with the CORVUS Planning System with other computer equipment and/or computer software programs to produce RESELLER Products, and shall offer such RESELLER on a turnkey basis. RESELLER further certifies and agrees that it will market the CORVUS Planning System solely as part of RESELLER Products and that RESELLER Products will be marketed by RESELLER for its own account in the normal course of its business solely to End-Users having no affiliation or control relationship with RESELLER. In the event that any of the foregoing representations and undertakings prove untrue at any time during the term of this Agreement, Supplier shall have the right to terminate this Agreement as to any or all further shipments to RESELLER or as to any or all further copying and distribution of the CORVUS Planning System (including any derivative works thereof) by RESELLER in the manner prescribed in Section 16 hereof.

         3.       SUPPLIER'S RESPONSIBILITIES.

                  3.1 Subject to the terms and conditions of this Agreement, Supplier shall:

                           1. in respect of each potential order for CORVUS, provide RESELLER with information that is necessary in order to enable RESELLER to provide accurate advice and information to a potential Customer and, thereafter, shall provide such information as is reasonably requested by RESELLER.

                           2. subsequent to Suppliers approval of an order, comply with the Regulations and the Product Specifications or Customer Specifications, as the case may be, with regard to manufacture of the Products.

                           3. provide promotional materials, including product brochures, videos and CD-ROMs, and supply RESELLER with quantities upon request sufficient for presentation to prospective customers and End-Users as part of the marketing of RESELLER Products;

                           4.       supply to Elekta on request such
                                    documentation as Elekta may reasonably
                                    require to satisfy itself that all filing requirements imposed by the Regulations have been supplied to the appropriate regulatory authority or agency;

                           5. grant RESELLER the rights and licenses to the CORVUS Planning System as set forth in
                                    Section 5 hereof;

                           6. provide technical support for CORVUS Planning System as set forth in Section 8 hereof;

                           7. ship CORVUS Planning System to RESELLER as set forth in Section 1.2 hereof;

                           8. warrant the CORVUS Planning System as set forth 'In Section 14 hereof;

                           9. indemnify RESELLER as set forth in Section 15 hereof;

                           10. offer RESELLER Enhancements in the CORVUS Planning System on terms no less favorable than those offered to any similarly situated RESELLER.

                           11. pass on to RESELLER promptly any complaints or unusual comments (whether favorable or unfavorable) with respect to CORVUS that it may receive;

                           12. from time to time consult with RESELLER's representatives for the purpose of assessing the state of the market and communicating Product updates;

                           13. ensure that all submission requirements imposed by Regulatory have been made to the appropriate regulatory authorities or agencies. SUPPLIER will supply to RESELLER upon request such documentation as RESELLER may reasonably require to satisfy itself the above has been met;

                           14. supply to RESELLER all manuals and screen displays for CORVUS in English.

                  3.2      Customer Feedback Reporting

                           1. If RESELLER receives a Customer complaint, oral or written, RESELLER will forward all material information to SUPPLIER, through the Customer Feedback Reporting Process, who will them become the owner;

                           2. In the case where the incident complained of constitutes a reportable event according to the Regulations, RESELLER and SUPPLIER share responsibility to report to regulatory authorities as appropriate within the time frame defined;

                           3. Defects and incidents shall be categorized and SUPPLIER will use best efforts to respond and deal with the complaint within the following timescales:

                                    a.      where the incident damage or defect
                                            complained of causes, threatens or
                                            may cause or threaten danger for a
                                            patient or personnel operating a
                                            Product, SUPPLIER shall rectify the
                                            same within 30 business days, All
                                            complaints relating to the same
                                            shall be replied to in full in
                                            writing within 7 Business Days;

                                    b.      where the incident, damage or
                                            defect complained of disables or
                                            impairs the use of CORVUS or causes
                                            an
                                             abnormal termination of the
                                             application/control of CORVUS,
                                             SUPPLIER shall rectify the same
                                             within 45 Business Days. All
                                             complaints relating to same shall
                                             be replied to in full in writing
                                             within 10 Business Days;

                                    c.       all other incidents, damage,
                                             defects, difficulties or requests
                                             shall be dealt with within 90
                                             Business Days. All complaints
                                             relating to the same shall be
                                             replied to in full in writing
                                             within 28 Business Days;

                                    d.       Time frames specified in this
                                             clause shall not override any time
                                             frames set down in a Regulation or
                                             imposed by the relevant regulatory
                                             body.

                           4.       In connection with remedial action
                                    generally, SUPPLIER shall use all reasonable efforts to rectify or solve the same and SUPPLIER agrees to provide RESELLER with specific corrective actions to reported field problems. Reasonable efforts shall be made by SUPPLIER to provide Customers with a written methodology, temporary modification, alternative or modification upgrade.

                           5. SUPPLIER desires to undertake a recall of any CORVUS, SUPPLIER will immediately notify RESELLER and the parties will promptly discuss such recall, with such notification and discussion being made prior to any recall, to the extent permitted, in SUPPLIER judgment, by any applicable legal or safety constraints. Each party will maintain complete and accurate records for such periods as may be required by the Regulations in relation to CORVUS and will during, normal working hours provide the other with access to such records to the extent necessary to effect any recall. The parties will discuss and cooperate with each other in good faith as to the initiation and conduct of any recall, including communications with Customers in order to minimize the risk to any party for failure to follow any legal requirements for such recall.

                           6. SUPPLIER shall provide RESELLER with a product performance report for CORVUS at periodic intervals if SUPPLIER deems appropriate.

         4.       RESELLER'S RESPONSIBILITIES.

         Subject to the terms and conditions of this Agreement, RESELLER shall:

                  1. Combine the CORVUS Planning System with other equipment and/or computer software programs independently developed or procured by RESELLER so as to create RESELLER Products;

                  2. Market, sell, and deliver RESELLER Products to End-Users in the Marketing Territory;

                  3. Present the End-User License Agreement to all prospective customers, obtain duly executed copies of the End-User License Agreement from each End-User prior to delivery of the CORVUS Planning System as part of any RESELLER Products, and forward one copy of each End-User License Agreement to Supplier promptly after its signing;

                  4. Order, pay for, take delivery of, and accept the CORVUS Planning System as set forth in Section 12 hereof;

                  5. Protect Supplier's proprietary rights in the CORVUS Planning System as set forth in Section 6 hereof;

                  6. Grant Supplier security interests and assist in their perfection as set forth in Section 10 hereof; and

                  7. Provide reseller exemption certificates to Supplier as set forth in Section 11 hereof.

          5.       LICENSES GRANTED.

                  Supplier hereby grants to RESELLER a nonexclusive, nontransferable right and license to copy the CORVUS Planning System Programs for use as part of RESELLER Programs, to End-Users who have duly executed an End-User License Agreement in the Marketing Territory during the term of this Agreement. No modification or preparation of derivative works of the CORVUS Planning System Program whatsoever is permitted.

          6.      CONFIDENTIALITY OF INFORMATION; PROTECTION-AND SECURITY.

                  6.1 RESELLER shall use all reasonable efforts to protect and defend the proprietary nature of the CORVUS Planning System, including Enhancements and any derivative works of the CORVUS Planning System. Except as expressly provided otherwise in this Agreement, RESELLER shall not copy, modify, transcribe, store, translate, sell,lease, or otherwise transfer or distribute any of the CORVUS Planning System, including Enhancements, in whole or in part, without prior authorization in writing from Supplier.

                  6.2 All CORVUS Planning Systems incorporated into RESELLER Products shall be marked with such copyright, patent, or other notices; proprietary legends; or restrictions as Supplier may require.

                  6.3 Unless specifically covered by a separate, signed agreement, all information provided to Supplier by RESELLER shall not be regarded as confidential or proprietary.

         7. EXPENSES. It is expressly understood and agreed that Supplier is under no obligation or requirement to reimburse RESELLER for any expenses or costs incurred by RESELLER in the performance of its responsibilities under this Agreement except as explicitly stated herein. Any costs or expenses incurred by RESELLER shall be at RESELLER's sole risk and upon its independent business judgment that such costs and expenses are appropriate.

         8.       TECHNICAL SUPPORT 37 SUPPLIER:

                  Supplier shall provide End-Users with all other necessary maintenance, training, and support. Under warranty or at standard CORVUS Service Agreement rates. Such services shall include, without limitation, the following:

                  1. Technical training regarding operation of the CORVUS Planning System as set out in Exhibit A

                  2. Consulting support is available to End-User(s) regarding proper utilization, and optimization of use, for the CORVUS Planning System

                  3. Telephone hotline support during normal business hours. Normal business hours are between 8:30AM and 5:30PM, relating to Eastern Standard Time zone.

                  4.       Maintenance and repair of CORVUS Planning System

                  5. Distribution and application of Maintenance Modifications and Enhancements.

         9.       TITLE.

                  9.1 Title to the CORVUS Planning Systems purchased under this Agreement shall pass to RESELLER upon shipment of such CORVUS Planning Systems to RESELLER from Supplier's plant or warehouse.

                  9.2 Risk of loss or damage to the CORVUS Planning Systems purchased under this Agreement shall pass to RESELLER upon delivery to RESELLER or customer end point of such CORVUS Planning Systems from Supplier's plant or warehouse.

                  9.3 Title to the CORVUS Planning Systems Programs, including any Enhancements, shall at all times remain and vest solely with Supplier. RESELLER agrees that it will not claim or assert title to any such materials or attempt to transfer any title to End-Users or any third parties.

         10. SECURITY INTEREST. RESELLER hereby grants Supplier, and Supplier hereby reserves, a purchase money security interest in and to all CORVUS Planning Systems and all license rights in the CORVUS Planning Systems Programs, including any Enhancements, delivered to RESELLER under this Agreement from time to time, as security for the payment and performance by RESELLER of all its obligations and liabilities to Supplier under this Agreement. RESELLER agrees to assist and cooperate fully with Supplier in the perfection and enforcement of such security interest. This security will not subsist in any products delivered to Elekta customers but will remain in effect as to any proceeds received by RESELLER from its Customers.

         11. RESELLER EXEMPTION CERTIFICATION. RESELLER hereby certifies that it either holds or will acquire prior to offering for resale a valid Reseller Exemption Certificate issued by each taxing jurisdiction or entity in the Marketing Territory where such certificate is required as a condition for the avoidance of applicable sales or use taxes, covering any Computer Equipment to be resold and any Programs to be licensed or sublicensed under this Agreement. Prior to any shipment of RESELLER Products under this Agreement, RESELLER will provide Supplier with a copy of each such certificate, thereby entitling RESELLER to be treated by Supplier as exempt from collection of tax on such RESELLER Products in each jurisdiction or entity from which a certificate is obtained. RESELLER shall promptly notify Supplier of any additions, deletions, or changes to such certificates. RESELLER shall indemnify and hold harmless Supplier from and against any taxes, duties, tariffs, or other assessments levied by or on behalf of any taxing jurisdiction or entity that fails to issue, or disputes the validity or coverage of, any such exemption certificates.

         12.      ORDER, DELIVERY, AND ADMINISTRATION

                  12.1 RESELLER shall place periodic. orders for CORVUS Planning Systems during the term of this Agreement. The price for particular categories of CORVUS Planning Systems and the discounts are separately set forth in Attachment A. The terms and conditions of this Agreement, and Supplier's standard Statement of Limited Warranty applicable to the CORVUS Planning Systems, as in effect from time to time, shall control any and all procurement of CORVUS Planning Systems by or on behalf of RESELLER hereunder and shall supersede the terms of any purchase orders for CORVUS Planning Systems issued by RESELLER at any time.

                  12.2 RESELLER shall use all reasonable efforts to attain a global goal of $[* * *] or [***] for the USA (after application of available discounts) in a rolling 12 month period of aggregate purchases of CORVUS Planning Systems from Supplier for integration in RESELLER Products. Supplier shall be entitled, in its discretion,

-------------------

* * * Confidential material redacted and filed separately with the Commission.

to terminate this Agreement pursuant to Section 16 hereof if RESELLER fails to attain such goal for any 12 consecutive months.

                  12.3 Supplier's shipment of the CORVUS Planning Systems ordered by RESELLER shall be made consistent with Supplier's available production volume and established shipping priorities. Supplier shall issue a confirmation for each order submitted indicating the delivery date for each CORVUS Planning System ordered. When such confirmation has been issued, it shall be binding between the parties. Delivery shall not be more than 60 Business Days after the date of issue of the Order beginning in 15t Quarter 2001 unless otherwise agreed in writing by the Supplier. The Supplier shall notify Elekta promptly if it anticipates any potential delay in fulfilling any Order by the specified date.

                  12.4 RESELLER warrants that they shall maintain liability insurance, including product liability insurance in accordance with RESELLER corporate insurance indemnity.

          13.     PAYMENT

                  13.1 RESELLER shall make payment to Supplier for all CORVUS Planning Systems in accordance with the schedule set forth in Attachment A. Supplier reserves the right to halt shipment of CORVUS Planning Systems, in whole or in part, in the event of any delinquency in payment for any prior order or shipment.

                  13.2 Terms and conditions of payment. All prices and all payments made by Elekta to the Supplier hereunder shall be in the Currency $USD;

All prices are inclusive of:

Price agreed EX Works (Incoterms 1990). Freight and insurance will be charged additionally to the address shown in the order; and

Warranty and the provision of any service thereunder during the applicable warranty period and,

The RESELLER shall pay for the product according to the following payment schedule:

         [* * *]% at time of Order, paid with purchase order;
         [* * *]% upon notification of shipment, and [* * *]% at time of acceptance. Acceptance is defined as demonstration of the Product to meet its specifications as defined in customer acceptance test procedure.

(See Attachment D).

The RESELLER and the SUPPLIER may discuss and mutually agree on a case by case basis special payment terms based on payment terms received from the end user.

------------------
* * * Confidential material redacted and filed separately with the Commission.

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 All payments are due upon receipt of invoice.

All prices are exclusive of VAT and similar taxes, which will be paid by RESELLER. Demonstration System procured by RESELLER from Supplier under this Agreement shall be supplied at cost price.

RESELLER shall collect from End-Users and pay over to Supplier, or shall cause EndUsers to pay, the license fees for the CORVUS Planning Systems payable under the EndUser License Agreement.

          14.      LIMITED WARRANTIES

                  14.1 Supplier warrants that all CORVUS Planning Systems will, at the time of delivery, conform in all material respects to Supplier's most current published Specifications pertaining to the CORVUS Planning Systems. Supplier further warrants that the CORVUS Planning Systems will, under normal and anticipated use, and when used in the specified operating environment, be free from material operating defects. RESELLER may pass this warranty on to each End-User by providing such End-User with a copy of Supplier's Standard Statement of Limited Warranty.

                  14.2 Supplier's sole warranty regarding the CORVUS Planning System is set forth in the End-User License Agreement.

                  14.3 The exclusive remedy of RESELLER and of any End-User against Supplier for breach of any of the foregoing warranties shall be to seek repair or replacement of the affected CORVUS Planning Systems, and, if such repair or replacement is not effected after reasonable notice and opportunity for remedial action by Supplier, to obtain repayment of any sales price or royalty fee paid to Supplier for the affected CORVUS Planning Systems.

                  14.4 EXCEPT AS SET FORTH IN THIS SECTION 14, SUPPLIER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES AS TO THE SUITABILITY OR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY PRODUCTS OR PROGRAMS FURNISHED HEREUNDER OR FOR ANY RESELLER PRODUCTS PREPARED BY RESELLER. IN NO EVENT SHALL SUPPLIER BE LIABLE FOR ANY LOST OR ANTICIPATED PROFITS, OR ANY INCIDENTAL, EXEMPLARY, SPECIAL, OR CONSEQUENTIAL DAMAGES, REGARDLESS OF WHETHER SUPPLIER WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                  14.5 No action arising or resulting from this Agreement, regardless of its form, may be brought by either party more than 2 years after delivery of the affected products or programs by Supplier to RESELLER.

          15.     INDEMNIFICATION

                  15.1     By Supplier:

                           15.1.a   Supplier hereby  indemnifies  and holds
harmless RESELLER from and against any claims, actions, or demands alleging that the CORVUS Planning System infringe any patent, trademark, copyright, or other intellectual property right of any third party. RESELLER shall permit Supplier to replace or modify any affected CORVUS Planning System so to avoid infringement, or to procure the right for RESELLER to continue use and remarketing of such items. If neither of such alternatives is reasonably possible, the infringing items shall be returned to Supplier and Supplier's sole liability shall be refund amounts paid therefor by RESELLER. Supplier shall have no obligation hereunder for or with respect to claims, actions, or demands alleging infringement that arise by reason of combination of noninfringing items with any items not supplied by Supplier.

                           15.1.b   Supplier further  indemnifies and holds
harmless RESELLER from and against any claims, actions, or demands arising out of a breach by Supplier of Supplier's Standard Statement of Limited Warranty with respect to any category of CORVUS Planning System, or a breach of the End-User License Agreement with respect to the CORVUS Planning System. The foregoing indemnity shall not apply to claims, demands, or actions arising from the use of the CORVUS Planning System other than CORVUS Planning System Equipment made by or on behalf of RESELLER or any EndUser.

                  15.2 RESELLER hereby indemnifies and holds harmless Supplier from and against any and all claims, actions, or demands arising with respect to any RESELLER Products, with the sole exception of those matters for which Supplier bears responsibility under Section 15.1 hereof.

                  15.3 The foregoing indemnities are conditioned on prompt written notice of any claim, action, or demand for which indemnity is claimed; complete control of the defense and settlement thereof by the indemnifying party; and cooperation of the other party in such defense.

          16.      TERMINATION

                  16.1 Supplier may terminate this Agreement if RESELLER at any time fails to comply with the certification required under Section 21 hereof.

                  16.2 Supplier may terminate this Agreement for failure of RESELLER to attain the annual goals set forth in Section 12 hereof for any 12 consecutive month period.

                  16.3 Should either party commit a material breach of its obligations hereunder, or should any of the representations of either party in this Agreement prove to be untrue in any material respect, the other party may, at its option, terminate this Agreement, by 60 days' written notice of termination, which notice shall identify and describe the basis for such termination. If, prior to expiration of such period, the defaulting party cures such default, termination shall not take place.

                  16.4 Either party hereto may, at its option and without notice, terminate this Agreement, effective immediately, should the other party hereto (1) admit in writing its inability to pay its debts generally as they become due; (2) make a general assignment for the benefit of creditors; (3) institute proceedings to be adjudicated a voluntary bankrupt, or consent to the filing of a petition of bankruptcy against it, (4) be adjudicated by a court of competent jurisdiction as being bankrupt or insolvent; (5) seek reorganization under any bankruptcy act, or consent to the filing of a petition seeking such reorganization; or (6) have a decree entered against it by a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or in insolvency covering all or substantially all of such party's property or providing for the liquidation of such party's property or business affairs; or (7) with or without cause, if without cause then a 60 day minimum notice shall be given by either party.

                  16.5 Termination of this Agreement shall not relieve either party of the obligations incurred hereunder pursuant to Sections 6, 10, 11, 14-16, and 18 hereof, which Sections shall survive such termination.

                   16.6    On termination of this Agreement

                           16.6.1 The Supplier shall have the right to cancel all unfulfilled orders previously placed by RESELLER and accepted by the Supplier with the exception of orders required by RESELLER to fulfill contracts with Customers entered into prior to termination, which the Supplier shall continue to be bound to perform only if all outstanding payments have been and continue to be made by RESELLER.

                           16.6.2 RESELLER shall promptly return to the Supplier (or as the Supplier directs) all samples, technical pamphlets, photographs and advertising materials and any other materials, documents, papers or property of the Supplier whether supplied to RESELLER by the Supplier or its Associates or which RESELLER may otherwise have under its control at the time of termination, in each case related to the Products, and shall neither make nor retain copies of any of these, save that the Supplier shall permit RESELLER complete access to and to make copies of all relevant product drawings, Product Specifications, Customer
                                    Specifications, or similar records to permit
                                    RESELLER to fulfill commitments existing at the date thereof or continuing on an ongoing basis thereafter.

         17.      LIMITATION OF REPRESENTATIONS AND USE OF NAME BY RESELLER

                  17.1 RESELLER shall make no representations concerning Supplier, the CORVUS Planning System, including any Maintenance Modifications or Enhancements, except as set forth in the printed documentation furnished to RESELLER by Supplier. RESELLER shall not reproduce, reference, distribute, or utilize any trade name or trademark of Supplier, except solely for purposes of identifying Supplier's products and programs, without the prior written approval of Supplier.

                  17.2 RESELLER shall submit to Supplier for approval, prior to use, distribution, or disclosure, any advertising, promotion, or publicity in which the trade name or trademarks of the Supplier are used, or which is otherwise undertaken pursuant to this Agreement. Supplier shall have the right to require, at its discretion, the correction or deletion of any misleading, false, or objectionable material from any such advertising, promotion, or publicity.

                  17.3 RESELLER shall disclose the relationship between itself and Supplier to End-Users, including the fact that RESELLER is receiving a discount on products procured under this Agreement.

         18. INDEPENDENT CONTRACTOR STATUS. RESELLER is an independent contractor under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, or agency relationship between the parties hereto with the sole exception that RESELLER acts as a licensing agent of Supplier with respect to the CORVUS Planning System as provided herein. RESELLER shall have no authority to enter into agreements of any kind on behalf of Supplier, other than the presentation to customers of the End-User License Agreement with respect to the CORVUS Planning System in strict accordance with the terms of this Agreement, and shall have no further power or authority to bind or obligate Supplier in any manner to any third party.

         19. COMPLIANCE WITH LAW. RESELLER shall comply with all applicable laws and regulations of governmental bodies or agencies in its performance under this Agreement.

         20. NO ASSIGNMENT. RESELLER represents that it is acting on its Own behalf and is not acting as an agent for or on behalf of any third party, and further agrees that it may not assign its rights or obligations under this Agreement without the prior written consent of Supplier.

         21. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be considered effective when deposited in the UK or U.S. mail as registered mail, return receipt requested, postage prepaid, and addressed to the party at the address noted above, unless by such notice a different address shall have been designated in writing.

         22. GOVERNING LAW. All questions concerning the validity, operation, interpretation, and construction of this Agreement will be governed by and determined in accordance with the laws of the State of Pennsylvania.

         23. NO WAIVER. Neither party shall by mere lapse of time without giving notice or taking other action hereunder be deemed to have waived any breach by the other party of any of the provisions of this Agreement. Further, the waiver by either party of a particular breach of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such breach, or of other breaches of the same or other provisions of this Agreement.

         24. FORCE MAJEURE. Neither party shall be in default if failure to perform any obligation hereunder is caused solely by supervening conditions beyond that party's control, including acts of God, civil commotions, strikes, labor disputes, and governmental demands or requirements.

         25. SEVERABILITY. If any provision of this Agreement shall be held illegal, unenforceable, or in conflict with any law of a federal, state, or local government having jurisdiction over this Agreement, the validity of the remaining portions or provisions hereof shall not be affected thereby.

         26. NO CONFLICT OF INTEREST. RESELLER represents and warrants that it has full power and authority to undertake the obligations set forth in this Agreement. RESELLER currently have in place Non-Exclusive agreements which do not render it incapable of satisfactorily performing its obligations hereunder, or place it in a position of conflict of interest, or be inconsistent or in conflict with its obligations hereunder.

         27. SCOPE OF AGREEMENT. Each of the parties hereto acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms. The parties further agree that this Agreement is the complete and exclusive state of agreement and supersedes all proposals (oral or written), understandings, representations, conditions, warranties, covenants, and all other communications between the parties relating thereto. This Agreement may be amended only by a writing that refers to this Agreement and is signed by both parties.

         28. NOTICES. Any notice or other document to be given under this agreement shall be in writing and shall be delivered personally or sent by pre-paid first class mail ( or pre-paid airmail if posted to an address outside the United Kingdom), overnight 'courier or facsimile transmission to the respective address or facsimile number set out below or as may have been last notified in writing by one party or the other party hereto:

                           To:     Elekta Oncology Systems, Ltd.
                                   Linac House, Fleming Way
                                   Crawley
                                   West Sussex RH10 2RR
                                   United Kingdom
                                   ATTN:  President

IN WITNESS WHEREOF this agreement is hereby executed on behalf of each of the parties hereto by its duly authorized officer on and as of the date set at the beginning of this document and shall continue for a period of 24 months.

Signed for and on behalf of NOMOS CORPORATION:

/s/ William W. Wells                10/18/00
--------------------------------------------
William W. Wells
Vice President, Sales and Marketing

In the presence of:

/s/ [ILLEGIBLE]
-----------------------------------------------------


Signed for and on behalf of ELEKTA ONCOLOGY SYSTEMS, LTD:

/s/ Volker W. Stieber
-----------------------------------------------------
Volker W. Stieber
President and CEO

In the presence of:

/s/ Peter I. Gaccione
--------------------------------------------
Peter I. Gaccione
Vice President

                        EXHIBIT A - CORVUS SPECIFICATIONS


                            TREATMENT PLANNING SYSTEM

                  PRODUCT
    POS.            NO.                                             DESCRIPTION

      1                       CORVUS(R) PLANNING SYSTEM
                              HARDWARE

                           -        CORVUS(R) WORKSTATION SYSTEM single
                                    processor 600 MHz Intel Pentium III

                                    -        128 MB memory
                                    -        Fast SCSI 9.1 GB Disk Drive capable
                                             of holding 50+ patients
                                    -        CD-ROM
                                    -        3.5" floppy

                  PRODUCT
    POS.            NO.                                             DESCRIPTION


                                    -        Fast DAT Drive for back-up and
                                             transfer - 12/24 GB DDS-3 SCSI
                                    -        21' monitor 1152 x 784 resolution
                                    -        Modem for NOMOS-provided remote
                                             access physics and service support

                           - STANDARD CORVUS(R)PLANNING ENGINE for IMRT Plan Optimization and Dose Calculation

                                    Host is a CORVUS(R) server configuration with Dual Intel Pentium III 600 MHz processors.

                                    -        256 MB Memory
                                    -        CD-ROM
                                    -        3.5" floppy
                                    -        SVGA monitor
                                    -        Solaris 2.5.1 or later Operating
                                             System
                                    -        Network adapter cards and hub
                                             supporting private 100MB/sec
                                             Ethernet transmission between
                                             workstation and server, and both
                                             10MB/sec: and 100MB/sec
                                             transmission to the site's network

                           SOFTWARE AND SUPPORT

                           -        Single seat license for CORVUS 4.0 software.
                                    Includes functions for beam data entry,
                                    anatomy definition, plan definition, plan optimization for IMRT, plan evaluation tools, and various system customization utilities (Structure Set Editor, Configuration and User Manager) in future software updates. This software package supports IMRT treatment planning delivery for Elekta via Elekta RT Desktop Premium.

                           - Single site license for image input from one of a range of supported CT or MRI acquisition devices. Price does not include any required additional hardware to support image input, or any modifications for DICOM output (e.g. MO Drive,-9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.

                           FACTORY TRAINING / SUPPORT
                           NOMOS will provide the following training to customer.

                           - A three-day training course at NOMOS consisting of clinical and

                  PRODUCT
    POS.            NO.                           DESCRIPTION

                                    didactic components for two individuals who will be operating the NOMOS equipment.

                           - NOMOS will provide additional training at NOMOS or at customer's site, as needed by customer, with at least three weeks' notice and as scheduled by NOMOS. Customers will be responsible for paying all travel and living expenses for its personnel attending such training at NOMOS and NOMOS' then current individual training fee. Customer will pay all travel and living expenses for NOMOS personnel traveling to customer's site for training plus NOMOS' then current training fee. NOMOS will provide appropriate User Manuals (in English only) to Customer (collectively the "Documentation").

                           SOFTWARE FUNCTIONS IN CORVUS(R) INCLUDE THE
                           FOLLOWING:

                           -        General

                                    -        Security management features,
                                             including password protection.
                                    -        Support for input and display of CT
                                             and MRI data via supported
                                             image-import filters.
                                    -        Head First, Feet First, Prone
                                             Supine, Decubitus Left and
                                             Decubitus Right patient positions
                                             supported
                                    -        Axial, sagiftal and coronal images
                                             supported

                           The major modules of the program are IMAGE
                           REGISTRATION, ANATOMY DEFINITION, PRESCRIPTION, AND DISPLAY RESULTS. Fusion is an Optional software package, listed separately later in the product list.

                           - Image Registration program provides support for fixation alignment validation and coordinate system definition. This software has explicit support for the NOMOS Talon(R) system and fiducial immobilization systems and is compatible with certain other invasive and non-invasive systems.

                           -        ANATOMY

                                    -        Manual contouring via mouse-line
                                             and paintbrush with variable brush
                                             size
                                    -        Contour editing, eraser
                                    -        Definition of up to 32 organs/
                                             targets
                                    -        Automatic contouring via CT
                                             threshold technique - "Lasso"

                  PRODUCT
    POS.            NO.                           DESCRIPTION

                                    -        Slice-to-slice macros for user
                                             programmable contouring operations
                                    -        Growth tool for defining clinical
                                             margins
                                    -        Image navigation via rapid select
                                             image array panel
                                    -        Window/level image adjustment at
                                             any time

                              Patient external contour defined by CT range selection (threshold), contouring not required.

                              -       PRESCRIPTION

                                    -        Provides all the controls necessary
                                             for plan development. For MIMiC(R)
                                             treatments only table angle
                                             selection is required. For MLC
                                             treatments entry of gantry,
                                             collimator, and table angles are
                                             required.

                                    -        CORVUS(R) utilizes a partial volume
                                             and DVH-based goal definition for
                                             plan optimization. Prescription
                                             entries include the following:

                                               -    Prescribed dose to the
                                                    target
                                               -    Minimum dose to target
                                               -    Maximum dose to target
                                               -    Limit dose to critical
                                                    structures
                                               -    Minimum dose to critical
                                                    structures
                                               -    Maximum dose to CRITICAL
                                                    structure
                                               -    Immobilization and
                                                    localization uncertainties
                                               -    Customized device
                                                    limitations, e.g., arc
                                                    rotation limits
                                               -    3D BEV for port selection
                                                    from MLC treatments


                           -        DOSE OPTIMIZATION

                                    -        Optimization via simulated
                                             annealing technique
                                    -        NOMOS developed DVH-based cost
                                             functions
                                    -        Background operation for both the
                                             optimization and dose calculation


                           -        DOSE CALCULATION

                                    -        Full volumetric dose calculation at
                                             image resolution or higher
                                    -        Finite size pencil beam model

                  PRODUCT
    POS.            NO.                           DESCRIPTION

                           - Extension of the conventional primary + scatter model to small fields used for IMRT treatment delivery by MLCs and MIMiC(R)
                           - Measured broad-beam dosimetry data used as input to model and extrapolated to small field sizes.
                           -        Automatic monitor unit calculation
                           - Scatter computed by differential Clarkson method accounting for non-uniform intensities
                           - Heterogeneity's handled by radiological scaling of depth and lateral distance of the pencil beam data
                           - Physical models of electron contamination and buildup used
                           -        Data Requirements
                                    -        Calibration Factor in Gy/Monitor
                                             Unit
                                    -        Output Factors in Water (Sc,p)
                                    -        Percentage Depth Dose (PDD) or
                                             Tissue Phantom Ratio (TPR) Table
                                             Measured in a Water Phantom
                                    -        Diagonal Profiles Measured in Water
                                             or Air at the Maximum Possible
                                             Field Size
                                    -        Geometrical Penumbra Profile
                                             Measurements
                                    -        Collimator Leakage/Transmission
                           - Leakage of MIMiC(R) vanes or MLC leaves taken into account
                           -        Corrections for dynamic MLC effects.

                  -        DISPLAY RESULTS

                           - Display of images and isodoses in original or interpolated axial, sagittal, and coronal planes.
                           - Display of up to 10 different isodose levels, with customizable presets
                           -        Normalization to maximum or prescribed dose
                           -        Point dose readout
                           - 4 in 1 panel display includes axial, sagittal, coronal images, DVH, statistics, treatment view and plan details, 3-D display
                           - 3-D surface rendering of patient anatomy and surface dose
                           - Display of both prescribed and calculated DVH and numerical statistics o Prescribing isodose level via DVH slider, point dose or user defined dose.
                           -        Full printed report capability with
                                    integrated monitor unit calculation, MLC or MIMiC vane positions, set up instructions.

                  PRODUCT
    POS.            NO.                           DESCRIPTION

                                - MLC synchronization minimizing tongue and groove effects.

                           CORVUS(R) STANDARD PRINTER. Tektronix 740 or equivalent. Comprising at minimum a 600 dpi, postscript color laser printer, supporting 8.5" x 11" printing.

                           PHANTOM PLAN

                           PHANTOM PLAN FROM A PATIENT PLAN Option for CORVUS allows a patient plan's beam weights to be applied to a phantom (NOMOS VERIFICATION PHANTOM or another verification phantom). Both absolute and relative doses can be compared.

                           VERIFICATION PHANTOM. Used to validate the treatment plan generated by the CORVUS(R) Inverse Treatment Planning System. Can attach to the NOMOGrip assembly which is secured to the RTA in exactly the same position that the patient will be positioned for treatment. Phantom can accommodate up to 20 sheets of film, evenly spaced 6 mm apart. Phantom dimensions are 6.75" (171 mm) x 8.75" (222 mm) x 9" (229 mm),
                           Weight: 11 lbs., Materials: High Impact Polystyrene.

                           IMAGE FUSION

                           -        Fully integrated multi-modality fusion
                                    package
                           - Features fiducial or anatomic landmark-based registration All major modalities supported (CT, MRI, etc.) Any modifications to MR scanner for DICOM output is the responsibility of the customer. Price does not include any required additional hardware to support image input, or any modifications for DICOM output (e.g. MO Drive, 9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.

                                    -        Contouring assistance with
                                             reference to secondary reformatted
                                             registered study
                                    -        Ability to display secondary study
                                             in any mode.
                                    -        Includes one CT/MR filter.

                 EXHIBIT B, DEMONSTRATION SYSTEM SPECIFICATIONS


                            TREATMENT PLANNING SYSTEM

                  PRODUCT
    POS.            NO.                                             DESCRIPTION

     1                 CORVUS(R) PLANNING SYSTEM
                       HARDWARE

                       -        CORVUS(R) WORKSTATION SYSTEM single processor
                                    600 MHz Intel Pentium III
                                -        128 MB memory
                                - Fast SCSI 9.1 GB Disk Drive capable of holding 50+ patients
                                -        CD-ROM
                                -        3.5" floppy
                                -        Fast DAT Drive for back-up and transfer
                                         - 12/24 GB DDS-3 SCSI
                                -        21' monitor 1152 x 784 resolution
                                - Modem for NOMOS-provided remote access physics and service support

                       - STANDARD CORVUS(R) PLANNING ENGINE for IMRT Plan Optimization and Dose Calculation

                                Host is a CORVUS(R) server configuration with Dual Intel Pentium III 600 MHz processors.

                                -        256 MB Memory
                                -        CD-ROM
                                -        3.5" floppy
                                -        SVGA monitor
                                -        Solaris 2.5.1 or later Operating System
                                -        Network adapter cards and hub
                                         supporting private 100MB/sec Ethernet
                                         transmission between workstation and
                                         server, and both 10MB/sec: and
                                         100MB/sec transmission to the site's
                                         network

                       SOFTWARE AND SUPPORT

                       -        Single seat license for CORVUS 4.0
                                software. Includes functions for beam
                                data entry, anatomy definition, plan
                                definition, plan

                  PRODUCT
    POS.            NO.                                 DESCRIPTION

                           optimization for IMRT, plan evaluation tools, and various system customization utilities (Structure Set Editor, Configuration and
                           User Manager) in future software updates. This software package supports IMRT treatment planning delivery for Elekta via Elekta RT Desktop Premium.

                  - Single site license for image input from one of a range of supported CT or MRI acquisition devices. Price does not include any required additional hardware to support image input, or any modifications for DICOM output (e.g. MO Drive,-9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.

                  FACTORY TRAINING / SUPPORT
                  NOMOS will provide the following training to customer.

                  - A three-day training course at NOMOS consisting of clinical and didactic components for two individuals who Will be operating the NOMOS equipment.
                  - NOMOS will provide additional training at NOMOS or at customer's site, as needed by customer, with at least three weeks' notice and as scheduled by NOMOS. Customers will be responsible for paying all travel and living expenses for its personnel attending such training at NOMOS and NOMOS' then current individual training fee. Customer will pay all travel and living expenses for NOMOS personnel traveling to customer's site for training plus NOMOS' then current training fee. NOMOS will provide appropriate User Manuals (in English only) to Customer (collectively the "Documentation").

                  SOFTWARE FUNCTIONS IN CORVUS(R) INCLUDE THE FOLLOWING:

                  -        General
                           - Security management features, including password protection.
                           - Support for input and display of CT and MRI data via supported image-import filters.
                                    -        Head First, Feet First, Prone
                                             Supine, Decubitus Left and
                                             Decubitus Right patient
                                             positions supported
                                    -        Axial, sagiftal and coronal
                                             images supported

                           The major modules of the program are IMAGE
                           REGISTRATION, ANATOMY DEFINITION, PRESCRIPTION, AND DISPLAY RESULTS. Fusion is an Optional software package, listed separately later in the product list.

                  PRODUCT
    POS.            NO.                                 DESCRIPTION


                           - IMAGE REGISTRATION program provides support for fixation alignment validation and coordinate system definition. This software has explicit support for the NOMOS Talon(R) system and fiducial immobilization systems and is compatible with certain other invasive and non-invasive systems.

                           -        ANATOMY

                                    -        Manual contouring via mouse-line
                                             and paintbrush with variable brush
                                             size
                                    -        Contour editing, eraser
                                    -        Definition of up to 32 organs/
                                             targets
                                    -        Automatic contouring via CT
                                             threshold technique - "Lasso"
                                    -        Slice-to-slice macros for user
                                             programmable contouring operations
                                    -        Growth tool for defining clinical
                                             margins
                                    -        Image navigation via rapid select
                                             image array panel
                                    -        Window/level image adjustment at
                                             any time

                           Patient external contour defined by CT range selection (threshold), contouring not required.

                           -        PRESCRIPTION

                                    -        Provides all the controls necessary
                                             for plan development. For MIMiC(R)
                                             treatments only table angle
                                             selection is required. For MLC
                                             treatments entry of gantry,
                                             collimator, and table angles are
                                             required.

                                    -        CORVUS(R) utilizes a partial volume
                                             and DVH-based goal definition for
                                             plan optimization. Prescription
                                             entries include the following:

                                             -    Prescribed dose to the
                                                  target
                                             -    Minimum dose to target
                                             -    Maximum dose to target
                                             -    Limit dose to critical
                                                  structures
                                             -    Minimum dose to critical
                                                  structures
                                             -    Maximum dose to CRITICAL
                                                  structure
                                             -    Immobilization and
                                                  localization uncertainties

                  PRODUCT
    POS.            NO.                                 DESCRIPTION


                                    -        Customized device limitations,
                                             e.g., arc rotation limits
                                    -        3D BEV for port selection from MLC
                                             treatments

                  -        DOSE OPTIMIZATION

                           -        Optimization via simulated annealing
                                    technique
                           -        NOMOS developed DVH-based cost functions
                           -        Background operation for both the
                                    optimization and dose calculation

                  -        DOSE CALCULATION

                           - Full volumetric dose calculation at image resolution or higher
                           -        Finite size pencil beam model
                           - Extension of the conventional primary + scatter model to small fields used for IMRT treatment delivery by MLCs and MIMiC(R)
                           - Measured broad-beam dosimetry data used as input to model and extrapolated to small field sizes.
                           -        Automatic monitor unit calculation
                           - Scatter computed by differential Clarkson method accounting for non-uniform intensities
                           - Heterogeneity's handled by radiological scaling of depth and lateral distance of the pencil beam data
                           - Physical models of electron contamination and buildup used
                           -        Data Requirements

                                    -        Calibration Factor in Gy/Monitor
                                             Unit
                                    -        Output Factors in Water (Sc,p)
                                    -        Percentage Depth Dose (PDD ) or
                                             Tissue Phantom Ratio (TPR) Table
                                             Measured in a Water Phantom
                                    -        Diagonal Profiles Measured in Water
                                             or Air at the Maximum Possible
                                             Field Size
                                    -        Geometrical Penumbra Profile
                                             Measurements
                                    -        Collimator Leakage/Transmission

                           - Leakage of MIMiC(R) vanes or MLC leaves taken into account

                           -        Corrections for dynamic

                  PRODUCT
    POS.            NO.                                 DESCRIPTION


                           -        DISPLAY RESULTS
                                    -        Display of images and isodoses in
                                             original or interpolated axial,
                                             sagittal, and coronal planes.
                                    -        Display of up to 10 different
                                             isodose levels, with customizable
                                             presets
                                    -        Normalization to maximum or
                                             prescribed dose
                                    -        Point dose readout
                                    -        4 in 1 panel display includes
                                             axial, sagittal, coronal images,
                                             DVH, statistics, treatment view and
                                             plan details, 3-D display
                                    -        3-D surface rendering of patient
                                             anatomy and surface dose
                                    -        Display of both prescribed and
                                             calculated DVH and numerical
                                             statistics
                                    -        Prescribing isodose level via DVH
                                             slider, point dose or user
                                             defined dose.
                                    -        Full printed report capability with
                                             integrated monitor unit
                                             calculation, MLC or MIMiC vane
                                             positions, set up instructions.
                                    -        MLC synchronization minimizing
                                             tongue and groove effects.

                           CORVUS(R) STANDARD PRINTER. Tektronix 740 or equivalent. Comprising at minimum a 600 dpi, postscript color laser printer, supporting 8.5" x 11" printing.

                           PHANTOM PLAN
                           PHANTOM PLAN FROM A PATIENT PLAN Option for CORVUS allows a patient plan's beam weights to be applied to a phantom (NOMOS VERIFICATION PHANTOM or another verification phantom). Both absolute and relative doses can be compared.

                           VERIFICATION PHANTOM. Used to validate the treatment plan generated by the CORVUS(R) Inverse Treatment Planning System. Can attach to the NOMOGrip assembly which is secured to the RTA in exactly the same position that the patient will be positioned for treatment. Phantom can accommodate up to 20 sheets of film, evenly spaced 6 mm apart. Phantom dimensions are 6.75" (171 mm) x 8.75" (222 mm) x 9" (229 mm),
                           Weight: 11 lbs., Materials: High Impact Polystyrene.

                           IMAGE FUSION
                           -        Fully integrated multi-modality fusion
                                    package
                           - Features fiducial or anatomic landmark-based registration All major modalities supported (CT, MRI, etc.) Any modifications to MR scanner for DICOM output is the responsibility of the customer. Price does not include any required additional hardware


        PRODUCT
POS.      NO.                         DESCRIPTION

                    to support image input, or any
                    modifications for DICOM output (e.g. MO Drive, 9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.

                    - Contouring assistance with reference to secondary reformatted registered study
                    -    Ability to display secondary study in any mode.
                    -    Includes one CT/MR filter.


                            EXHIBIT C, DOCUMENTATION

                            CORVUS(R) USERAS MANUAL

                             BEAM UTILITIES MANUAL

                                CORVUS BROCHURE

                                  ATTACHMENT A

                     ELECKA PRICING, CORVUS Planning System
                       Pricing in Effect through 12/31/00


                                          List Price    Elekta Transfer Price

1. Domestic Basic CORVUS:                  $ 175,000         $[* * *]

2. Domestic CORVUS Plus*                   $ 200,545         $[* * *]

3. IntAl Basic CORVUS                      $ 200,000         $[* * *]

4. IntAl CORVUS Plus*                      $ 225,545         $[* * *]

*CORVUS PLUS Includes Options listed below and reflect a [* * *]% discount from list price on those options.

Image Fusion
Phantom Plan
Verification Phantom

See Corresponding Proposals in Attachment B




                        ATTACHMENT B, PROPOSAL TEMPLATES

                                   PROPOSAL 1

ELEKTA ONCOLOGY SYSTEMS    Regional Sales Manager
For:                       Completed By:
Contact:
Site:                      Elekta Sales Representative:
Address:
City/State/Zip:

Phone:
Fax:


----------
*** Confidential material redacted and filed separately with the Commission.


----------------------------- ----------------- ------------------------------------ ----------------- ---------------
    CUSTOMER'S REFERENCE         SHIPMENT:               TERMS OF PAYMENT              PROPOSAL NO.         DATE
----------------------------- ----------------- ------------------------------------ ----------------- ---------------
CORVUS(R) PLANNING SYSTEM     FOB NOMOS         -    30% at time of Order. Paid      CRV - # - date
PROPOSAL DOMESTIC - BASIC     Prepay and bill        with Purchase Order.
CORVUS                        freight           -    60% upon notification of
                                                     Shipment
                              1st Qtr 2001      -    10% at time of Acceptance.
                                                     Acceptance is defined as
                                                     demonstration of the product
                                                     to meet its specifications.
----------------------------- ----------------- ------------------------------------ ----------------- ---------------



                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                                              TREATMENT PLANNING SYSTEM

1          203966      CORVUS(R) PLANNING SYSTEM                             1          175,000      Included
                       HARDWARE
                       -    CORVUS(R) WORKSTATION SYSTEM single processor 600 MHz
                            Intel Pentium III

                            -        128 MB memory
                            -        Fast SCSI 9.1 GB Disk Drive
                                     capable of holding 50+ patients
                            -        CD-ROM
                            -        3.5" floppy
                            -        Fast DAT Drive for back-up and
                                     transfer - 12/24 GB DDS-3 SCSI
                            -        21' monitor 1152 x 784 resolution
                            -        Modem for NOMOS-provided remote
                                     access physics and service support

                       -    STANDARD CORVUS(R) PLANNING ENGINE for IMRT Plan
                            Optimization and Dose Calculation

                       Host is a CORVUS(R) server configuration with Dual
                       Intel Pentium III 600 MHz processors.

                       -        256 MB Memory
                       -        CD-ROM
                       -        3.5" floppy
                       -        SVGA monitor
                       -        Solaris 2.5.1 or later Operating System


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                       - Network adapter cards and hub supporting private 100MB/sec Ethernet transmission between workstation and server, and both
                                10MB/sec: and 100MB/sec transmission to
                                the site's network

                       SOFTWARE AND SUPPORT

                       -       Single seat license for CORVUS 4.0
                               software.  Includes functions for beam
                               data entry, anatomy definition, plan
                               definition, plan optimization for IMRT,
                               plan evaluation tools, and various system customization utilities (Structure Set
                               Editor, Configuration and User Manager) in future software updates. This software package supports IMRT treatment planning delivery for Elekta via Elekta RT Desktop
                               Premium.

                       - Single site license for image input from one of a range of supported CT or MRI acquisition devices. Price does not include any required additional hardware to support image input, or any modifications for DICOM output (e.g. MO
                               Drive,-9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.

                       FACTORY TRAINING / SUPPORT
                       NOMOS will provide the following training to customer.

                       -      A three-day training course at NOMOS
                              consisting of clinical and didactic
                              components for two individuals who will be operating the NOMOS equipment.

                       - NOMOS will provide additional training at NOMOS or at customer's site, as needed by customer, with at least three weeks' notice and as scheduled by NOMOS.
                              Customers will be responsible for paying all travel and living expenses for its personnel


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                              attending such training at NOMOS
                              and NOMOS' then current individual
                              training fee. Customer will pay all travel and living expenses for NOMOS personnel traveling to customer's site for training plus NOMOS' then current training fee.
                              NOMOS will provide appropriate User
                              Manuals (in English only) to Customer
                              (collectively the "Documentation").

                       SOFTWARE FUNCTIONS IN CORVUS(R) INCLUDE THE
                       FOLLOWING:

                       -      General

                              -       Security management features,
                                      including password protection.
                              -       Support for input and display of
                                      CT and MRI data via supported
                                      image-import filters.

                                      -        Head First, Feet First,
                                               Prone Supine, Decubitus
                                               Left and Decubitus Right
                                               patient positions
                                               supported
                                      -        Axial, sagiftal and
                                               coronal images supported

                       The major modules of the program are IMAGE
                       REGISTRATION, ANATOMY DEFINITION, PRESCRIPTION,
                       AND DISPLAY RESULTS. Fusion is an Optional software package, listed separately later in the product list.

                       -       Image Registration program provides
                               support for fixation alignment validation and coordinate system definition. This software has explicit support for the NOMOS Talon(R) system and fiducial immobilization systems and is compatible with certain other invasive and non-invasive systems.


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)



                       -       ANATOMY

                               -        Manual contouring via mouse-line
                                        and paintbrush with variable
                                        brush size
                               -        Contour editing, eraser

                               -        Definition of up to 32 organs/
                                        targets
                               -        Automatic contouring via CT
                                        threshold technique - "Lasso"
                               -        Slice-to-slice macros for user
                                        programmable contouring operations
                               -        Growth tool for defining clinical
                                        margins
                               -        Image navigation via rapid select
                                        image array panel
                               -        Window/level image adjustment at
                                        any time

                       Patient external contour defined by CT range selection (threshold), contouring not required.

                       -        PRESCRIPTION

                                -        Provides all the controls
                                         necessary for plan development.
                                         For MIMiC(R) treatments only table
                                         angle selection is required.  For
                                         MLC treatments entry of gantry,
                                         collimator, and table angles are
                                         required.

                                -        CORVUS(R) utilizes a partial volume
                                         and DVH-based goal definition for
                                         plan optimization.  Prescription
                                         entries include the following:

                                         -        Prescribed dose to the
                                                  target
                                         -        Minimum dose to target
                                         -        Maximum dose to target
                                         -        Limit dose to critical
                                                  structures
                                         -        Minimum dose to critical
                                                  structures


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                                         -        Maximum dose to CRITICAL
                                                  structure
                                         -        Immobilization and
                                                  localization
                                                  uncertainties
                                         -        Customized device
                                                  limitations, e.g., arc
                                                  rotation limits
                                         -        3D BEV for port
                                                  selection from MLC
                                                  treatments

                       -        DOSE OPTIMIZATION

                                -        Optimization via simulated
                                         annealing technique
                                -        NOMOS developed DVH-based cost
                                         functions

                                -        Background operation for both the
                                         optimization and dose calculation

                       -        DOSE CALCULATION

                                -       Full volumetric dose calculation
                                        at image resolution or higher
                                -       Finite size pencil beam model
                                -       Extension of the conventional
                                        primary + scatter model to small
                                        fields used for IMRT treatment
                                        delivery by MLCs and MIMiC(R)
                                -       Measured broad-beam dosimetry
                                        data used as input to model and
                                        extrapolated to small field sizes.
                                -       Automatic monitor unit calculation
                                -       Scatter computed by differential
                                        Clarkson method accounting for
                                        non-uniform intensities
                                -       Heterogeneity's handled by
                                        radiological scaling of depth and
                                        lateral distance of the pencil
                                        beam data
                                -       Physical models of electron
                                        contamination and buildup used


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                                -       Data Requirements
                                        -        Calibration Factor in
                                                 Gy/Monitor Unit
                                        -        Output Factors in Water
                                                 (Sc,p)
                                        -        Percentage Depth Dose
                                                 (PDD) or Tissue Phantom
                                                 Ratio (TPR) Table
                                                 Measured in a Water
                                                 Phantom
                                        -        Diagonal Profiles
                                                 Measured in Water or Air
                                                 at the Maximum Possible
                                                 Field Size
                                        -        Geometrical Penumbra
                                                 Profile Measurements
                                        -        Collimator Leakage/
                                                 Transmission
                                 -        Leakage of MIMiC(R)vanes or MLC
                                          leaves taken into account
                                 -        Corrections for dynamic MLC
                                          effects.

                       -        DISPLAY RESULTS

                                -        Display of images and isodoses in
                                         original or interpolated axial,
                                         sagittal, and coronal planes.
                                -        Display of up to 10 different
                                         isodose levels, with customizable
                                         presets
                                -        Normalization to maximum or
                                         prescribed dose
                                -        Point dose readout
                                -        4 in 1 panel display includes
                                         axial, sagittal, coronal images,
                                         DVH, statistics, treatment view
                                         and plan details, 3-D display
                                -        3-D surface rendering of patient
                                         anatomy and surface dose
                                -        Display of both prescribed and
                                         calculated DVH and numerical
                                         statistics
                                -        Prescribing isodose level via DVH
                                         slider, point dose or user
                                         defined dose.
                                -        Full printed report capability
                                         with integrated monitor unit



                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                                         calculation, MLC or MIMiC vane
                                         positions, set up instructions.

                                -        MLC synchronization minimizing
                                         tongue and groove effects.

           203486          CORVUS(R) STANDARD PRINTER. Tektronix 740 or                                  Included
                           equivalent. Comprising at minimum a 600 dpi,
                           postscript color laser printer, supporting 8.5" x
                           11" printing.

                                                 SERVICE AND SUPPORT

2          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., one year - post 1  1          25,000       Option
                           year warranty
                           If purchased after equipment purchase

3          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., one year - post 1  1          22,500       Option
                           year warranty
                           If purchased after equipment purchase

4          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., two year - post 1  1          42,500       Option
                           year warranty
                           If purchased after equipment purchase

5          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., three year - post  1          60,000       Option
                           1 year warranty

                           If purchased after equipment purchase

6          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., four year - post   1          75,000       Option
                           1 year warranty

                           If purchased after equipment purchase

7          N/A             PHYSICS SUPPORT PACKAGE                               1          25,000       Option

                           COMMISSIONING
                           NOMOS will provide customers with on-site services of medical physicist for collection, generation and entry of beam data for one energy for one linear accelerator. Standard time on-site is 2-3 weeks dependent upon availability of site physicist. A site physicist must be available to work with the NOMOS physicist during the times one is on-site.

                           TREATMENT PLANNING SUPPORT
                           NOMOS will provide patient-specific treatment planning support by phone, 8:00 -


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                           5:00 PM EST, Monday through Friday, excluding
                           NOMOS holidays, for patients planned with CORVUS.
                           Customer must provide a dedicated modem line or Internet connection for the planning computer to assist in this effort.

                           NOMOS will help establish procedures and train customers in use of CORVUS (and MIMiC(R) if PEACOCK(R)
                           System).

                               TOTAL PRICE OF INCLUDED ITEMS:                                           $175,000


Any updates or modifications to the LINAC required for IMRT, using the CORVUS(R) Planning System, are the responsibility of the customer. NOMOS recommends that Customer consult with the LINAC manufacturer to verify that no modifications are needed for IMRT.

Site modifications, electrical changes, phone installation, and network testing are the responsibility of the Customer and are not included as part of this offering. NOMOS REQUIRES A 10BASET/1090BASET RJ45 NETWORK CONNECTION. The CORVUS(R) PLANNING SYSTEM will ship with one set of Instruction and Operating Manuals (in English only). Details of the one-year warranty are included in NOMOS Terms and Conditions. An annual Service Contract will be available from the second year. Training included in the System price is detailed in NOMOS Terms and Conditions. Delivery date will be dependent upon the results of the Site Evaluation.

Price does not include sales, use, or other taxes or duties applicable to the sale of NOMOS CORVUS(R) PLANNING SYSTEM for IMRT, its use, or any services performed in connection with the NOMOS CORVUS(R) PLANNING SYSTEM. Customer will be responsible for payment of these taxes. A tax exempt certificate, if applicable, must accompany the Purchase Order and Order Payment submitted in response to the formal, binding Proposal, to be issued following the site evaluation, with NOMOS Terms and Conditions.

Proposal attachments contain material terms related to NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM to Customer. Customer acknowledges it has read and agrees to be bound by the terms set forth in this Proposal and Attachments. This Proposal and Attachments (collectively the "Agreement") together form the terms of NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM for IMRT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duty authorized representatives as of the dates set forth below.

NOMOS Corporation                         CUSTOMER: ELEKTA ONCOLOGY SYSTEMS
                                          Subject to Site Assessment

                                          Signature:
                                                    ----------------------------


William W. Wells                          Name:
Vice President, Sales and Marketing            ---------------------------------


                                          Title:
                                                --------------------------------


QUOTE VALID 90 DAYS
                              NOMOS(R) Corporation
                             Attn: Sales Department
                       2591 Wexford Bayne Road, Suite 400
                               Sewickley, PA 15143
                               Phone: 724 934-8200
                                Fax: 724-934-2766

                                   PROPOSAL 2

ELEKTA ONCOLOGY SYSTEMS    Regional Sales Manager  PROPOSAL
For:                       Completed By:
Contact:
Site:                      Elekta Sales Representative:
Address:
City/State/Zip:
Phone:
Fax:


----------------------------- ----------------- ------------------------------------ ----------------- ---------------
    CUSTOMER'S REFERENCE         SHIPMENT:               TERMS OF PAYMENT              PROPOSAL NO.         DATE
----------------------------- ----------------- ------------------------------------ ----------------- ---------------
CORVUS(R) PLANNING SYSTEM     FOB NOMOS         -    30% at time of Order. Paid      CRV - # - date
PROPOSAL DOMESTIC - CORVUS    Prepay and bill        with Purchase Order.
PLUS                          freight           -    60% upon notification of
                                                     Shipment

                              1st Qtr 2001      -    10% at time of Acceptance.
                                                     Acceptance is defined as
                                                     demonstration of the product
                                                     to meet its specifications.
----------------------------- ----------------- ------------------------------------ ----------------- ---------------

                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                                 TREATMENT PLANNING SYSTEM

1          203966          CORVUS(R) PLANNING SYSTEM                             1          175,000      Included
                           HARDWARE

                           -       CORVUS(R) WORKSTATION SYSTEM single
                                   processor 600 MHz Intel Pentium III

                                   -        256 MB memory
                                   -        Fast SCSI 9.1 GB Disk Drive
                                            capable of holding 50+ patients
                                   -        CD-ROM
                                   -        3.5" floppy
                                   -        Fast DAT Drive for back-up and
                                            transfer - 12/24 GB DDS-3 SCSI
                                   -        21" monitor 1152 x 784 resolution
                                   -        Modem for NOMOS-provided remote
                                            access physics and service support


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                           -       STANDARD CORVUS(R) PLANNING ENGINE for IMRT
                                   Plan Optimization and Dose Calculation

                           Host is a CORVUS(R) server configuration with Dual
                           Intel Pentium III 600 MHz processors.

                           -        256 MB Memory
                           -        CD-ROM
                           -        3.5" floppy
                           -        SVGA monitor
                           -        Solaris 2.5.1 or later Operating System
                           Network adapter cards and hub supporting private
                           100MB/sec Ethernet transmission between
                           workstation and server, and both 10MB/sec: and 100MB/sec transmission to the site's network

                           SOFTWARE AND SUPPORT

                           -       Single seat license for CORVUS 4.0
                                   software.  Includes functions for beam
                                   data entry, anatomy definition, plan
                                   definition, plan optimization for IMRT,
                                   plan evaluation tools, and various system customization utilities (Structure Set
                                   Editor, Configuration and User Manager) in future software updates. This software package supports IMRT treatment planning delivery for Elekta via Elekta RT Desktop
                                   Premium.

                           - Single site license for image input from one of a range of supported CT or MRI acquisition devices. Price does not include any required additional hardware to support image input, or any modifications for DICOM output (e.g. MO
                                   Drive,-9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.



                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                           FACTORY TRAINING / SUPPORT
                           NOMOS will provide the following training to customer.

                           -      A three-day training course at NOMOS
                                  consisting of clinical and didactic
                                  components for two individuals who will be operating the NOMOS equipment.

                           - NOMOS will provide additional training at NOMOS or at customer's site, as needed by customer, with at least three weeks' notice and as scheduled by NOMOS.
                                   Customers will be responsible for paying all travel and living expenses for its personnel attending such training at NOMOS and NOMOS' then current individual training fee. Customer will pay all travel and living expenses for NOMOS personnel traveling to customer's site for training plus NOMOS' then current training fee.
                           -       NOMOS will provide appropriate User
                                   Manuals (in English only) to Customer
                                   (collectively the "Documentation").

                           SOFTWARE FUNCTIONS IN CORVUS(R) INCLUDE THE
                           FOLLOWING:

                           -        General
                                    -       Security management features,
                                            including password protection.
                                    -       Support for input and display of
                                            CT and MRI data via supported
                                            image-import filters.

                                            -        Head First, Feet First,
                                                     Prone Supine, Decubitus
                                                     Left and Decubitus Right
                                                     patient positions
                                                     supported
                                            -        Axial, sagiftal and
                                                     coronal images supported


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                           The major modules of the program are IMAGE
                           REGISTRATION, ANATOMY DEFINITION, PRESCRIPTION,
                           AND DISPLAY RESULTS. Fusion is an Optional software package, listed separately later in the product list.

                           -       IMAGE REGISTRATION program provides
                                   support for fixation alignment validation and coordinate system definition. This software has explicit support for the NOMOS Talon(R) system and fiducial immobilization systems and is compatible with certain other invasive and non-invasive systems.

                           -        ANATOMY

                                   -        Manual contouring via mouse-line
                                            and paintbrush with variable
                                            brush size
                                   -        Contour editing, eraser
                                   -        Definition of up to 32 organs/
                                            targets
                                   -        Automatic contouring via CT
                                            threshold technique - "Lasso"
                                   -        Slice-to-slice macros for user
                                            programmable contouring operations
                                   -        Growth tool for defining clinical
                                            margins
                                   -        Image navigation via rapid select
                                            image array panel
                                   -        Window/level image adjustment at
                                            any time

                           Patient external contour defined by CT range selection (threshold), contouring not required.


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                           -        PRESCRIPTION

                                   -        Provides all the controls
                                            necessary for plan development.
                                            For MIMiC(R) treatments only table
                                            angle selection is required.  For
                                            MLC treatments entry of gantry,
                                            collimator, and table angles are
                                            required.

                                   -        CORVUS(R) utilizes a partial volume
                                            and DVH-based goal definition for
                                            plan optimization.  Prescription
                                            entries include the following:

                                            -        Prescribed dose to the
                                                     target
                                            -        Minimum dose to target
                                            -        Maximum dose to target
                                            -        Limit dose to critical
                                                     structures
                                            -        Minimum dose to critical
                                                     structures
                                            -        Maximum dose to CRITICAL
                                                     structure
                                            -        Immobilization and
                                                     localization
                                                     uncertainties
                                            -        Customized device
                                                     limitations, e.g., arc
                                                     rotation limits
                                            -        3D BEV for port
                                                     selection from MLC
                                                     treatments



                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                           -        DOSE OPTIMIZATION

                                   -        Optimization via simulated
                                            annealing technique
                                   -        NOMOS developed DVH-based cost
                                            functions
                                   -        Background operation for both the
                                            optimization and dose calculation
                           -        DOSE CALCULATION

                                    -       Full volumetric dose calculation
                                            at image resolution or higher
                                    -       Finite size pencil beam model
                                    -       Extension of the conventional
                                            primary + scatter model to small
                                            fields used for IMRT treatment
                                            delivery by MLCs and MIMiC(R)
                                    -       Measured broad-beam dosimetry
                                            data used as input to model and
                                            extrapolated to small field sizes.
                                    -       Automatic monitor unit calculation
                                    -       Scatter computed by differential
                                            Clarkson method accounting for
                                            non-uniform intensities
                                    -       Heterogeneity's handled by
                                            radiological scaling of depth and
                                            lateral distance of the pencil
                                            beam data
                                    -       Physical models of electron
                                            contamination and buildup used
                                    -       Data Requirements



                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                                            -        Calibration Factor in
                                                     Gy/Monitor Unit
                                            -        Output Factors in Water
                                                     (Sc,p)
                                            -        Percentage Depth Dose
                                                     (PDD ) or Tissue Phantom
                                                     Ratio (TPR) Table
                                                     Measured in a Water
                                                     Phantom
                                            -        Diagonal Profiles
                                                     Measured in Water or Air
                                                     at the Maximum Possible
                                                     Field Size
                                            -        Geometrical Penumbra
                                                     Profile Measurements
                                            -        Collimator Leakage/
                                                     Transmission
                                   -        Leakage of MIMiC(R) vanes or MLC
                                            leaves taken into account
                                   -        Corrections for dynamic MLC
                                            effects.

                           -        DISPLAY RESULTS

                                   -        Display of images and isodoses in
                                            original or interpolated axial,
                                            sagittal, and coronal planes.
                                   -        Display of up to 10 different
                                            isodose levels, with customizable
                                            presets
                                   -        Normalization to maximum or
                                            prescribed dose
                                   -        Point dose readout
                                   -        4 in 1 panel display includes
                                            axial, sagittal, coronal images,
                                            DVH, statistics, treatment view
                                            and plan details, 3-D display
                                   -        3-D surface rendering of patient
                                            anatomy and surface dose
                                   -        Display of both prescribed and
                                            calculated DVH and numerical
                                            statistics



                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                                   -        Prescribing isodose level via DVH
                                            slider, point dose or user
                                            defined dose.
                                   -        Full printed report capability
                                            with integrated monitor unit
                                            calculation, MLC or MIMiC vane
                                            positions, set up instructions.
                                   -        MLC synchronization minimizing
                                            tongue and groove effects.

           203486          CORVUS(R) STANDARD PRINTER. Tektronix 740 or                                  Included
                           equivalent. Comprising at minimum a 600 dpi,
                           postscript color laser printer, supporting 8.5" x
                           11" printing.

2          N/A             PHANTOM PLAN                                         1          11,000        Included
                           Phantom Plan from a Patient Plan Option for CORVUS
                           allows a patient plan's beam weights to be applied
                           to a phantom (NOMOS Verification Phantom or
                           another verification phantom).  Both absolute and
                           relative doses can be compared.
3          204521          VERIFICATION PHANTOM.  Used to validate the          1          3,545         Included
                           treatment plan generated by the CORVUS(R) Inverse
                           Treatment Planning System.  Can attach to the
                           NOMOGrip assembly which is secured to the RTA in
                           exactly the same position that the patient will be
                           positioned for treatment.  Phantom can accommodate
                           up to 20 sheets of film, evenly spaced 6 mm
                           apart.  Phantom dimensions are 6.75" (171 mm) x
                           8.75" (222 mm) x 9" (229 mm), Weight 11 lbs.,
                           Materials: High Impact Polystyrene.


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


4          N/A             IMAGE FUSION                                         1          11,000       Included
                           -        Fully integrated multi-modality fusion
                                    package
                           -        Features fiducial or anatomic
                                    landmark-based registration
                           All major modalities supported (CT, MRI, etc.) Any
                           modifications to MR scanner for DICOM output is
                           the responsibility of the customer. Price does not
                           include any required additional hardware to
                           support image input, or any modifications for
                           DICOM output (e.g. MO Drive, 9-track tape, network
                           hardware, or configuration, etc). Any of above
                           items are available as options at additional
                           charge.

                           -        Contouring assistance with reference to
                                    secondary reformatted registered study
                           - Ability to display secondary study in any mode.
                           -        Includes one CT/MR filter.



                                                 SERVICE AND SUPPORT

5          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., one year - post 1  1          25,000       Option
                           year warranty
                           If purchased after equipment purchase

6          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., one year - post 1  1          22,500       Option
                           year warranty
                           If purchased after equipment purchase

7          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., two year - post 1  1          42,500       Option
                           year warranty
                           If purchased after equipment purchase

8          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., three year - post  1          60,000       Option
                           1 year warranty

                           If purchased after equipment purchase

9          N/A             CORVUS(R) SERVICE AGREEMENT, U.S., four year - post   1          75,000       Option
                           1 year warranty

                           If purchased after equipment purchase

10         N/A                   PHYSICS SUPPORT PACKAGE                         1          25,000       Option


                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                           COMMISSIONING
                           NOMOS will provide customers with on-site services of medical physicist for collection, generation and entry of beam data for one energy for one linear accelerator. Standard time on-site is 2-3 weeks dependent upon availability of site physicist. A site physicist must be available to work with the NOMOS physicist during the times one is on-site.

                           TREATMENT PLANNING SUPPORT
                           NOMOS will provide patient-specific treatment planning support by phone, 8:00 - 5:00 PM EST,
                           Monday through Friday, excluding NOMOS holidays, for patients planned with CORVUS. Customer must provide a dedicated modem line or Internet connection for the planning computer to assist in this effort.

                           NOMOS will help establish procedures and train customers in use of CORVUS (and MIMiC(R) if PEACOCK(R)
                           System).

                                TOTAL PRICE OF INCLUDED ITEMS:                                          $200,545




Any updates or modifications to the LINAC required for IMRT, using the CORVUS(R) Planning System, are the responsibility of the customer. NOMOS recommends that Customer consult with the LINAC manufacturer to verify that no modifications are needed for IMRT.

Site modifications, electrical changes, phone installation, and network testing are the responsibility of the Customer and are not included as part of this offering. NOMOS requires a 1 ObaseT/100baseT RJ45 network connection. The CORVUS(R) PLANNING SYSTEM will ship with one set of Instruction and Operating Manuals (in English only). Details of the one-year warranty are included in NOMOS Terms and Conditions. An annual Service Contract will be available from the second year. Training included in the System price is detailed in NOMOS Terms and Conditions. Delivery date will be dependent upon the results of the Site Evaluation.

Price does not include sales, use, or other taxes and duties applicable to the sale of NOMOS CORVUS(R) PLANNING SYSTEM for IMRT, its use, or any services performed in connection with the NOMOS CORVUS(R) PLANNING SYSTEM. Customer will be responsible for payment of these taxes. A tax exempt certificate, if applicable, must accompany the Purchase Order and Order Payment submitted in response to the formal, binding Proposal, to be issued following the site evaluation, with NOMOS Terms and Conditions.

Proposal attachments contain material terms related to NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM to Customer. Customer acknowledges it has read and agrees to be bound by the terms set forth in this Proposal and Attachments. This Proposal and Attachments (collectively the "Agreement") together form the terms of NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM for IMRT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the dates set forth below.

NOMOS Corporation                            CUSTOMER: ELEKTA ONCOLOGY SYSTEMS
                                             Subject to Site Assessment

                                             Signature:
                                                       -------------------------


William W. Wells                             Name:
Vice President, Sales and Marketing               ------------------------------


                                             Title:
                                                   -----------------------------


QUOTE VALID 90 DAYS
                              NOMOS(R) Corporation
                             Attn: Sales Department
                       2591 Wexford Bayne Road, Suite 400
                               Sewickley, PA 15143
                               Phone: 724 934-8200
                                Fax: 724-934-2766

                                   PROPOSAL 3

ELEKTA ONCOLOGY SYSTEMS    Regional Sales Manager
For:                       Completed By:
Contact:
Site:                      Elekta Sales Representative:
Address:
City/State/Zip:
Phone:
Fax:

----------------------------- ----------------- ------------------------------------ ----------------- ---------------
    CUSTOMER'S REFERENCE         SHIPMENT:               TERMS OF PAYMENT              PROPOSAL NO.         DATE
----------------------------- ----------------- ------------------------------------ ----------------- ---------------
CORVUS(R) PLANNING SYSTEM     FOB NOMOS         -    30% at time of Order. Paid      CRV - # - date
PROPOSAL INTERNATIONAL -      Prepay and bill        with Purchase Order.
BASIC CORVUS                  freight           -    60% upon notification of
                                                     Shipment
                              1st Qtr 2001      -    10% at time of Acceptance.
                                                     Acceptance is defined as
                                                     demonstration of the product
                                                     to meet its specifications.
----------------------------- ----------------- ------------------------------------ ----------------- ---------------

                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)


                                              TREATMENT PLANNING SYSTEM

1          203967, 220v    CORVUS(R) PLANNING SYSTEM                             1          175,000      Included
                           HARDWARE
                           -       CORVUS(R) WORKSTATION SYSTEM single
                                   processor 600 MHz Intel Pentium III

                                   -        256 MB memory
                                   -        Fast SCSI 9.1 GB Disk Drive
                                            capable of holding 50+ patients
                                   -        CD-ROM
                                   -        3.5" floppy
                                   -        Fast DAT Drive for back-up and
                                            transfer - 12/24 GB DDS-3 SCSI
                                   -        21" monitor 1152 x 784 resolution
                                   -        Modem for NOMOS-provided remote
                                            access physics and service support

                                                                                          LIST
              PRODUCT                                                                     PRICE      EXTENDED
  POS.          NO.                        DESCRIPTION                        QTY.        (US$)        (US$)

                           -       STANDARD CORVUS(R) PLANNING ENGINE for IMRT
                                   Plan Optimization and Dose Calculation

                           Host is a CORVUS(R) server configuration with Dual
                           Intel Pentium III 600 MHz processors.

                           -        256 MB Memory
                           -        CD-ROM
                           -        3.5" floppy
                           -        SVGA monitor
                           -        Solaris 2.5.1 or later Operating System
                           Network adapter cards and hub supporting private
                           100MB/sec Ethernet transmission between
                           workstation and server, and both 10MB/sec: and 100MB/sec transmission to the site's network

                           SOFTWARE AND SUPPORT

                           -       Single seat license for CORVUS 4.0
                                   software.  Includes functions for beam
                                   data entry, anatomy definition, plan
                                   definition, plan optimization for IMRT,
                                   plan evaluation tools, and various system customization utilities (Structure Set
                                   Editor, Configuration and User Manager) in future software updates. This software package supports IMRT treatment planning delivery for Elekta via Elekta RT Desktop
                                   Premium.

                           - Single site license for image input from one of a range of supported CT or MRI acquisition devices. Price does not include any required additional hardware to support image input, or any modifications for DICOM output (e.g. MO
                                   Drive,-9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                           FACTORY TRAINING / SUPPORT
                           NOMOS will provide the following training to customer.

                           -      A three-day training course at NOMOS
                                  consisting of clinical and didactic components for two individuals who will be operating the NOMOS equipment.

                           - NOMOS will provide additional training at NOMOS or at customer's site, as needed by customer, with at least three weeks' notice and as scheduled by NOMOS.
                                   Customers will be responsible for paying all travel and living expenses for its personnel attending such training at NOMOS and NOMOS' then current individual training fee. Customer will pay all travel and living expenses for NOMOS personnel traveling to customer's site for training plus NOMOS' then current training fee.
                           -       NOMOS will provide appropriate User Manuals
                                   (in English only) to Customer (collectively the "Documentation").

                           SOFTWARE FUNCTIONS IN CORVUS(R) INCLUDE THE
                           FOLLOWING:

                           -        General
                                    -       Security management features,
                                            including password protection.
                                    -       Support for input and display of CT
                                            and MRI data via supported
                                            image-import filters.

                                            -        Head First, Feet First,
                                                     Prone Supine, Decubitus
                                                     Left and Decubitus Right
                                                     patient positions
                                                     supported
                                            -        Axial, sagiftal and
                                                     coronal images supported

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                           The major modules of the program are IMAGE
                           REGISTRATION, ANATOMY DEFINITION, PRESCRIPTION, AND
                           DISPLAY RESULTS. Fusion is an Optional software
                           package, listed separately later in the product list.

                           -       IMAGE REGISTRATION program provides
                                   support for fixation alignment validation and coordinate system definition. This software has explicit support for the NOMOS Talon(R)system and fiducial immobilization systems and is compatible with certain other invasive and non-invasive systems.

                           -        ANATOMY

                                   -        Manual contouring via mouse-line
                                            and paintbrush with variable
                                            brush size
                                   -        Contour editing, eraser
                                   -        Definition of up to 32 organs/
                                            targets
                                   -        Automatic contouring via CT
                                            threshold technique - "Lasso"
                                   -        Slice-to-slice macros for user
                                            programmable contouring operations
                                   -        Growth tool for defining clinical
                                            margins
                                   -        Image navigation via rapid select
                                            image array panel
                                   -        Window/level image adjustment at
                                            any time

                           Patient external contour defined by CT range selection (threshold), contouring not required.

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                              -    PRESCRIPTION

                                   -        Provides all the controls necessary
                                            for plan development. For MIMiC(R)
                                            treatments only table angle
                                            selection is required. For MLC
                                            treatments entry of gantry,
                                            collimator, and table angles are
                                            required.

                                   -        CORVUS(R) utilizes a partial volume
                                            and DVH-based goal definition for
                                            plan optimization. Prescription
                                            entries include the following:

                                            -        Prescribed dose to the
                                                     target
                                            -        Minimum dose to target
                                            -        Maximum dose to target
                                            -        Limit dose to critical
                                                     structures
                                            -        Minimum dose to critical
                                                     structures
                                            -        Maximum dose to CRITICAL
                                                     structure
                                            -        Immobilization and
                                                     localization
                                                     uncertainties
                                            -        Customized device
                                                     limitations, e.g., arc
                                                     rotation limits
                                            -        3D BEV for port
                                                     selection from MLC
                                                     treatments

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                               -    DOSE OPTIMIZATION

                                   -        Optimization via simulated
                                            annealing technique
                                   -        NOMOS developed DVH-based cost
                                            functions
                                   -        Background operation for both the
                                            optimization and dose calculation
                               -    DOSE CALCULATION

                                    -       Full volumetric dose calculation
                                            at image resolution or higher
                                    -       Finite size pencil beam model
                                    -       Extension of the conventional
                                            primary + scatter model to small
                                            fields used for IMRT treatment
                                            delivery by MLCs and MIMiC(R)
                                    -       Measured broad-beam dosimetry data
                                            used as input to model and
                                            extrapolated to small field sizes.
                                    -       Automatic monitor unit calculation
                                    -       Scatter computed by differential
                                            Clarkson method accounting for
                                            non-uniform intensities
                                    -       Heterogeneity's handled by
                                            radiological scaling of depth and
                                            lateral distance of the pencil
                                            beam data
                                    -       Physical models of electron
                                            contamination and buildup used
                                    -       Data Requirements

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                                            -        Calibration Factor in
                                                     Gy/Monitor Unit
                                            -        Output Factors in Water
                                                     (Sc,p)
                                            -        Percentage Depth Dose
                                                     (PDD ) or Tissue Phantom
                                                     Ratio (TPR) Table
                                                     Measured in a Water
                                                     Phantom
                                            -        Diagonal Profiles
                                                     Measured in Water or Air
                                                     at the Maximum Possible
                                                     Field Size
                                            -        Geometrical Penumbra
                                                     Profile Measurements
                                            -        Collimator Leakage/
                                                     Transmission
                                   -        Leakage of MIMiC(R)vanes or MLC
                                            leaves taken into account
                                   -        Corrections for dynamic MLC
                                            effects.

                              -    DISPLAY RESULTS

                                   -        Display of images and isodoses in
                                            original or interpolated axial,
                                            sagittal, and coronal planes.
                                   -        Display of up to 10 different
                                            isodose levels, with customizable
                                            presets
                                   -        Normalization to maximum or
                                            prescribed dose
                                   -        Point dose readout
                                   -        4 in 1 panel display includes
                                            axial, sagittal, coronal images,
                                            DVH, statistics, treatment view
                                            and plan details, 3-D display
                                   -        3-D surface rendering of patient
                                            anatomy and surface dose
                                   -        Display of both prescribed and
                                            calculated DVH and numerical
                                            statistics

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                                   -        Prescribing isodose level via DVH
                                            slider, point dose or user defined
                                            dose.
                                   -        Full printed report capability with
                                            integrated monitor unit calculation,
                                            MLC or MIMiC vane positions, set up
                                            instructions.
                                   -        MLC synchronization minimizing
                                            tongue and groove effects.

           203487,         CORVUS(R) STANDARD PRINTER. Tektronix 740 or                                  Included
           220V            equivalent. Comprising at minimum a 600 dpi,
                           postscript color laser printer, supporting 8.5" x 11"
                           printing.


                                                 SERVICE AND SUPPORT

2          N/A             CORVUS(R)SERVICE AGREEMENT, Int'l, one year - post    1          31,250       Option
                           1 year warranty
                           If purchased after equipment purchase

3          N/A             CORVUS(R)SERVICE AGREEMENT, Int'l, one year - post    1          28,125       Option
                           1 year warranty
                           If purchased at time of equipment purchase

4          N/A             CORVUS(R)SERVICE AGREEMENT, Int'l, two year  - post   1          53,125       Option
                           1 year warranty
                           If purchased after equipment purchase

5          N/A             CORVUS(R)SERVICE AGREEMENT, Int'l, three year -       1          75,000       Option
                           post 1 year warranty
                           If purchased after equipment purchase

6          N/A             CORVUS(R)SERVICE AGREEMENT, INT'L, three year -       1          93,750       Option
                           post 1 year warranty
                           If purchased after equipment purchase

7          N/A                           PHYSICS SUPPORT PACKAGE                 1          25,000       Option

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)

                           COMMISSIONING
                           NOMOS will provide customers with on-site services of medical physicist for collection, generation and entry of beam data for one energy for one linear accelerator. Standard time on-site is 2-3 weeks dependent upon availability of site physicist. A site physicist must be available to work with the NOMOS physicist during the times one is on-site.

                           TREATMENT PLANNING SUPPORT NOMOS will provide patient-specific treatment planning support by phone, 8:00 - 5:00 PM EST, Monday through Friday, excluding
                           NOMOS holidays, for patients planned with CORVUS.
                           Customer must provide a dedicated modem line or Internet connection for the planning computer to assist in this effort.

                           NOMOS will help establish procedures and train customers in use of CORVUS (and MIMiC(R) if PEACOCK(R) System).

                                TOTAL PRICE OF INCLUDED ITEMS:                                          $200,000

Any updates or modifications to the LINAC required for IMRT, using the CORVUS(R) Planning System, are the responsibility of the customer. NOMOS recommends that Customer consult with the LINAC manufacturer to verify that no modifications are needed for IMRT.

Site modifications, electrical changes, phone installation, and network testing are the responsibility of the Customer and are not included as part of this offering. NOMOS requires a 1 ObaseT/100baseT RJ45 network connection. The CORVUS(R) PLANNING SYSTEM will ship with one set of Instruction and Operating Manuals (in English only). Details of the one-year warranty are included in NOMOS Terms and Conditions. An annual Service Contract will be available from the second year. Training included in the System price is detailed in NOMOS Terms and Conditions. Delivery date will be dependent upon the results of the Site Evaluation.

Price does not include sales, use, or other taxes and duties applicable to the sale of NOMOS CORVUS(R) PLANNING SYSTEM for IMRT, its use, or any services performed in connection with the NOMOS CORVUS(R) PLANNING SYSTEM. Customer will be responsible for payment of these taxes. A tax exempt certificate, if applicable, must accompany the Purchase Order and Order Payment submitted in response to the formal, binding Proposal, to be issued following the site evaluation, with NOMOS Terms and Conditions.

Proposal attachments contain material terms related to NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM to Customer. Customer acknowledges it has read and agrees to be bound by the terms set forth in this Proposal and Attachments. This Proposal and Attachments (collectively the "Agreement") together form the terms of NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM for IMRT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the dates set forth below.

NOMOS Corporation                             CUSTOMER: ELEKTA ONCOLOGY SYSTEMS
                                              Subject to Site Assessment


                                              Signature:______________________



William W. Wells                              Name:___________________________
Vice President, Sales and Marketing


                                              Title:__________________________



QUOTE VALID 90 DAYS
                                                    NOMOS(R) Corporation
                                                  Attn: Sales Department
                                            2591 Wexford Bayne Road, Suite 400
                                                    Sewickley, PA 15143
                                                    Phone: 724 934-8200
                                                     Fax: 724-934-2766

                                   PROPOSAL 4

ELEKTA ONCOLOGY SYSTEMS    Regional Sales Manager
For:                       Completed By:
Contact:
Site:                      Elekta Sales Representative:
Address:
City/State/Zip:
Phone:
Fax:

----------------------------- ----------------- ------------------------------------ ----------------- ---------------
    CUSTOMER'S REFERENCE         SHIPMENT:               TERMS OF PAYMENT              PROPOSAL NO.         DATE
----------------------------- ----------------- ------------------------------------ ----------------- ---------------
CORVUS(R)PLANNING SYSTEM      FOB NOMOS         -    30% at time of Order. Paid     CRV - # - date
PROPOSAL INTERNATIONAL -      Prepay and bill        with Purchase Order.
BASIC CORVUS                  freight           -    60% upon notification of
                                                     Shipment
                              1st Qtr2001       -    10% at time of Acceptance.
                                                     Acceptance is defined as
                                                     demonstration of the product
                                                     to meet its specifications.
----------------------------- ----------------- ------------------------------------ ----------------- ---------------


              PRODUCT                                                                      LIST PRICE     EXTENDED
  POS.          NO.                            DESCRIPTION                        QTY.        (US$)         (US$)


                                              TREATMENT PLANNING SYSTEM

1          203967,     CORVUS(R)PLANNING SYSTEM                                     1          175,000      Included
           220v        HARDWARE
                           -       CORVUS(R) WORKSTATION SYSTEM single
                                   processor 600 MHz Intel Pentium III

                                   -        256 MB memory
                                   -        Fast SCSI 9.1 GB Disk Drive
                                            capable of holding 50+ patients
                                   -        CD-ROM
                                   -        3.5" floppy
                                   -        Fast DAT Drive for back-up and
                                            transfer - 12/24 GB DDS-3 SCSI
                                   -        21" monitor 1152 x 784 resolution
                                   -        Modem for NOMOS-provided remote
                                            access physics and service support

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)

                           -       STANDARD CORVUS(R)PLANNING ENGINE for IMRT
                                   Plan Optimization and Dose Calculation

                           Host is a CORVUS(R) server configuration with Dual
                           Intel Pentium III 600 MHz processors.

                           -       256 MB Memory
                           -       CD-ROM
                           -       3.5" floppy
                           -       SVGA monitor
                           -       Solaris 2.5.1 or later Operating System

                           Network adapter cards and hub supporting private
                           100MB/sec Ethernet transmission between workstation and server, and both 10MB/sec: and 100MB/sec transmission to the site's network

                           SOFTWARE AND SUPPORT

                           -       Single seat license for CORVUS 4.0
                                   software.  Includes functions for beam
                                   data entry, anatomy definition, plan
                                   definition, plan optimization for IMRT,
                                   plan evaluation tools, and various system customization utilities (Structure Set
                                   Editor, Configuration and User Manager) in future software updates. This software package supports IMRT treatment planning delivery for Elekta via Elekta RT Desktop
                                   Premium.

                           - Single site license for image input from one of a range of supported CT or MRI acquisition devices. Price does not include any required additional hardware to support image input, or any modifications for DICOM output (e.g. MO
                                   Drive,-9-track tape, network hardware, or configuration, etc). Any of above items are available as options at additional charge.

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                           FACTORY TRAINING /SUPPORT
                           NOMOS will provide the
                           following training to customer.

                           -       A three-day training course at NOMOS
                                   consisting of clinical and didactic
                                   components for two individuals who will be operating the NOMOS equipment.

                           - NOMOS will provide additional training at NOMOS or at customer's site, as needed by customer, with at least three weeks' notice and as scheduled by NOMOS.
                                   Customers will be responsible for paying all travel and living expenses for its personnel attending such training at NOMOS and NOMOS' then current individual training fee. Customer will pay all travel and living expenses for NOMOS personnel traveling to customer's site for training plus NOMOS' then current training fee.
                           -       NOMOS will provide appropriate User Manuals
                                   (in English only) to Customer (collectively the "Documentation").

                           SOFTWARE FUNCTIONS IN CORVUS(R) INCLUDE THE
                           FOLLOWING:

                           -       General
                                    -       Security management features,
                                            including password protection.
                                    -       Support for input and display of CT
                                            and MRI data via supported
                                            image-import filters.

                                            -        Head First, Feet First,
                                                     Prone Supine, Decubitus
                                                     Left and Decubitus Right
                                                     patient positions
                                                     supported
                                            -        Axial, sagiftal and
                                                     coronal images supported

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                           The major modules of the program are IMAGE
                           REGISTRATION, ANATOMY DEFINITION, PRESCRIPTION, AND
                           DISPLAY RESULTS. Fusion is an Optional software
                           package, listed separately later in the product list.

                           -       IMAGE REGISTRATION program provides
                                   support for fixation alignment validation and coordinate system definition. This software has explicit support for the NOMOS Talon(R)system and fiducial immobilization systems and is compatible with certain other invasive and non-invasive systems.

                           -       ANATOMY

                                   -        Manual contouring via mouse-line
                                            and paintbrush with variable
                                            brush size
                                   -        Contour editing, eraser
                                   -        Definition of up to 32 organs/
                                            targets
                                   -        Automatic contouring via CT
                                            threshold technique - "Lasso"
                                   -        Slice-to-slice macros for user
                                            programmable contouring operations
                                   -        Growth tool for defining clinical
                                            margins
                                   -        Image navigation via rapid select
                                            image array panel
                                   -        Window/level image adjustment at
                                            any time

                           Patient external contour defined by CT range selection (threshold), contouring not required.

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                           -       PRESCRIPTION

                                   -        Provides all the controls necessary
                                            for plan development. For MIMiC(R)
                                            treatments only table angle
                                            selection is required. For MLC
                                            treatments entry of gantry,
                                            collimator, and table angles are
                                            required.

                                   -        CORVUS(R) utilizes a partial volume
                                            and DVH-based goal definition for
                                            plan optimization. Prescription
                                            entries include the following:

                                            -        Prescribed dose to the
                                                     target
                                            -        Minimum dose to target
                                            -        Maximum dose to target
                                            -        Limit dose to critical
                                                     structures
                                            -        Minimum dose to critical
                                                     structures
                                            -        Maximum dose to CRITICAL
                                                     structure
                                            -        Immobilization and
                                                     localization
                                                     uncertainties
                                            -        Customized device
                                                     limitations, e.g., arc
                                                     rotation limits
                                            -        3D BEV for port
                                                     selection from MLC
                                                     treatments

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                           -       DOSE OPTIMIZATION

                                   -        Optimization via simulated
                                            annealing technique
                                   -        NOMOS developed DVH-based cost
                                            functions
                                   -        Background operation for both the
                                            optimization and dose calculation
                           -       DOSE CALCULATION

                                   -       Full volumetric dose calculation
                                           at image resolution or higher
                                   -       Finite size pencil beam model
                                   -       Extension of the conventional
                                           primary + scatter model to small
                                           fields used for IMRT treatment
                                           delivery by MLCs and MIMiC(R)
                                   -       Measured broad-beam dosimetry data
                                           used as input to model and
                                           extrapolated to small field sizes.
                                   -       Automatic monitor unit calculation
                                   -       Scatter computed by differential
                                           Clarkson method accounting for
                                           non-uniform intensities
                                   -       Heterogeneity's handled by
                                           radiological scaling of depth and
                                           lateral distance of the pencil
                                           beam data
                                   -       Physical models of electron
                                           contamination and buildup used
                                   -       Data Requirements

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                                            -        Calibration Factor in
                                                     Gy/Monitor Unit
                                            -        Output Factors in Water
                                                     (Sc,p)
                                            -        Percentage Depth Dose
                                                     (PDD) or Tissue Phantom
                                                     Ratio (TPR) Table
                                                     Measured in a Water
                                                     Phantom
                                            -        Diagonal Profiles
                                                     Measured in Water or Air
                                                     at the Maximum Possible
                                                     Field Size
                                            -        Geometrical Penumbra
                                                     Profile Measurements
                                            -        Collimator Leakage/
                                                     Transmission
                                   -        Leakage of MIMiC(R)vanes or MLC
                                            leaves taken into account
                                   -        Corrections for dynamic MLC
                                            effects.

                           -       DISPLAY RESULTS

                                   -        Display of images and isodoses in
                                            original or interpolated axial,
                                            sagittal, and coronal planes.
                                   -        Display of up to 10 different
                                            isodose levels, with customizable
                                            presets
                                   -        Normalization to maximum or
                                            prescribed dose
                                   -        Point dose readout
                                   -        4 in 1 panel display includes
                                            axial, sagittal, coronal images,
                                            DVH, statistics, treatment view
                                            and plan details, 3-D display
                                   -        3-D surface rendering of patient
                                            anatomy and surface dose
                                   -        Display of both prescribed and
                                            calculated DVH and numerical
                                            statistics

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                                   -        Prescribing isodose level via DVH
                                            slider, point dose or user defined
                                            dose.
                                   -        Full printed report capability with
                                            integrated monitor unit calculation,
                                            MLC or MIMiC vane positions, set up
                                            instructions.
                                   -        MLC synchronization minimizing
                                            tongue and groove effects.

           204857,         CORVUS(R) STANDARD PRINTER. Tektronix 740 or                                   Included
           220V            Included equivalent. Comprising at minimum a 600 dpi,
                           postscript color laser printer, supporting 8.5" x 11"
                           printing.

                           PHANTOM PLAN                                              1       11,000       Included
                           PHANTOM PLAN FROM A PATIENT PLAN Option for CORVUS
                           allows a patient plan's beam weights to be applied
                           to a phantom (NOMOS VERIFICATION PHANTOM or
                           another verification phantom).  Both absolute and
                           relative doses can be compared.

                           VERIFICATION PHANTOM. Used to validate the                1        3,545       Included
                           treatment plan generated by the CORVUS(R)Inverse
                           Treatment Planning System. Can attach to the
                           NOMOGrip assembly which is secured to the RTA in
                           exactly the same position that the patient will be
                           positioned for treatment. Phantom can accommodate
                           up to 20 sheets of film, evenly spaced 6 mm apart.
                           Phantom dimensions are 6.75" (171 mm) x 8.75" (222
                           mm) x 9" (229 mm), Weight: 11 lbs., Materials:
                           High Impact Polystyrene.

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
                           IMAGE FUSION                                              1       11,000       Included
                           -       Fully integrated multi-modality fusion
                                   package
                           -       Features fiducial or anatomic
                                   landmark-based registration
                                   All major modalities supported (CT, MRI,
                                   etc.) Any modifications to MR scanner for
                                   DICOM output is the responsibility of the
                                   customer. Price does not include any
                                   required additional hardware to support
                                   image input, or any modifications for
                                   DICOM output (e.g. MO Drive, 9-track tape,
                                   network hardware, or configuration, etc).
                                   Any of above items are available as
                                   options at additional charge.

                                   -        Contouring assistance with               1           11      Included
                                            reference to secondary
                                            reformatted registered study
                                   -        Ability to display secondary
                                            study in any mode.
                                   -        Includes one CT/MR filter.


                                                 SERVICE AND SUPPORT

5          N/A             CORVUS(R) SERVICE AGREEMENT, Int'l, one year - post       1        31,250       Option
                           1 year warranty
                           If purchased after equipment purchase

6          N/A             CORVUS(R) SERVICE AGREEMENT, Int'l, one year - post       1        28,125       Option
                           1 year warranty
                           If purchased at time of equipment purchase

7          N/A             CORVUS(R) SERVICE AGREEMENT, Int'l, two year  - post      1        53,125       Option
                           1 year warranty
                           If purchased after equipment purchase

8          N/A             CORVUS(R) SERVICE AGREEMENT, Int'l, three year -          1        75,000       Option
                           post 1 year warranty
                           If purchased after equipment purchase

          PRODUCT                                                                           PRICE     EXTENDED
POS.         NO.                         DESCRIPTION                               QTY      (US$)        (US$)
9          N/A             CORVUS(R) SERVICE AGREEMENT, INT'L, three year -          1        93,750       Option
                           post 1 year warranty
                           If purchased after equipment purchase

10         N/A                           PHYSICS SUPPORT PACKAGE                     1        25,000       Option

                           COMMISSIONING
                           NOMOS will provide customers with on-site services of medical physicist for collection, generation and entry of beam data for one energy for one linear accelerator. Standard time on-site is 2-3 weeks dependent upon availability of site physicist. A site physicist must be available to work with the NOMOS physicist during the times one is on-site.

                           TREATMENT PLANNING SUPPORT NOMOS will provide patient-specific treatment planning support by phone, 8:00 - 5:00 PM EST, Monday through Friday, excluding
                           NOMOS holidays, for patients planned with CORVUS.
                           Customer must provide a dedicated modem line or Internet connection for the planning computer to assist in this effort.

                           NOMOS will help establish procedures and train customers in use of CORVUS (and MIMiC(R) if PEACOCK(R) System).

                                TOTAL PRICE OF INCLUDED ITEMS:                                          $225,545

Any updates or modifications to the LINAC required for IMRT, using the CORVUS(R) Planning System, are the responsibility of the customer. NOMOS recommends that Customer consult with the LINAC manufacturer to verify that no modifications are needed for IMRT.

Site modifications, electrical changes, phone installation, and network testing are the responsibility of the Customer and are not included as part of this offering. NOMOS requires a 1 ObaseT/100baseT RJ45 network connection. The CORVUS(R) PLANNING SYSTEM will ship with one set of Instruction and Operating Manuals (in English only). Details of the one-year warranty are included in NOMOS Terms and Conditions. An annual Service Contract will be available from the second year. Training included in the System price is detailed in NOMOS Terms and Conditions. Delivery date will be dependent upon the results of the Site Evaluation.

Price does not include sales, use, or other taxes and duties applicable to the sale of NOMOS CORVUS(R) PLANNING SYSTEM for IMRT, its use, or any services performed in connection with the NOMOS CORVUS(R) PLANNING SYSTEM. Customer will be responsible for payment of these taxes. A tax exempt certificate, if applicable, must accompany the Purchase Order and Order Payment submitted in response to the formal, binding Proposal, to be issued following the site evaluation, with NOMOS Terms and Conditions.

Proposal attachments contain material terms related to NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM to Customer. Customer acknowledges it has read and agrees to be bound by the terms set forth in this Proposal and Attachments. This Proposal and Attachments (collectively the "Agreement") together form the terms of NOMOS' sale of the NOMOS CORVUS(R) PLANNING SYSTEM for IMRT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the dates set forth below.

NOMOS Corporation                             CUSTOMER: ELEKTA ONCOLOGY SYSTEMS
                                              Subject to Site Assessment


                                              Signature:________________________



William W. Wells                              Name:_____________________________
Vice President, Sales and Marketing


                                              Title:____________________________



QUOTE VALID 90 DAYS
                                       NOMOS(R) Corporation
                                     Attn: Sales Department
                               2591 Wexford Bayne Road, Suite 400
                                       Sewickley, PA 15143
                                       Phone: 724 934-8200
                                        Fax: 724-934-2766

                                  ATTACHMENT C

                         ADDITIONAL TERMS AND CONDITIONS

EQUIPMENT

 1.1 Risk of loss and title to the Equipment described in the Proposal shall vest in Customer upon date of Delivery. Delivery means the date NOMOS delivers the Equipment to a carrier of its choice. NOMOS will retain a security interest in the Equipment until the Total Price for CORVUS is paid in full. Customer will execute financing statements requested by NOMOS to perfect its security interest in the Equipment. Customer shall keep the Equipment in good order and repair until the Total Price for CORVUS has been paid in full.

 SOFTWARE

 2.1 NOMOS grants Customer a nonexclusive, non-transferable, perpetual license to use the Software described in the Proposal only for Customer's own internal use and only on the Equipment which is part of CORVUS. Customer will not modify, reverse assemble, or reverse compile the Software. NOMOS may immediately terminate Customer,A,s license to use the Software upon written notice to Customer in the event Customer breaches any provision of Section 2.1 or Section 6.1 of this Attachment.

 WARRANTY

 3.1 NOMOS warrants that for one (1) year following completion of Acceptance Testing (defined as demonstration of Product to meet its specifications), the Equipment and the Software will substantially conform to the applicable Documentation. NOMOS does not warrant that the Equipment and/or the Software will meet Customer's requirements, that the operation of the Equipment or Software will be uninterrupted, or that the Software will be free of errors.

 3.2 NOMOS will make reasonable efforts to correct any breach of warranty specified in Section 3.1 during the Warranty Period. If NOMOS cannot correct the breach of warranty, NOMOS shall, at NOMOS, option, (i) replace the Equipment or Software, or (ii) return the Total Price for CORVUS to Customer, less a reasonable fee for Customenks use of CORVUS. If NOMOS determines that any alleged breach of warranty is caused by one of the factors listed in Section 3.3, Customer agrees to pay NOMOS its then current time and materials rates for investigating and/or correcting the problem.

 3.3 The following acts shall void the warranty obligations of NOMOS: (i) modification or attempted modification of the Equipment and/or the Software; (ii) failure to implement corrections, improvements, or revisions to the Equipment and/or the Software provided by NOMOS; (iii) use of any unauthorized hardware with the Software or any unauthorized software with the Equipment; or (iv) failure to fulfill Customenks obligations regarding CORVUS.

 3.4 THE WARRANTY CONTAINED IN THIS SECTION IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

 LIMITATION OF LIABILITY

 4.1 IN NO EVENT SHALL NOMOSA LIABILITY TO CUSTOMER EXCEED THE TOTAL PURCHASE PRICE FOR CORVUS. NO ACTION REGARDLESS OF FORM MAY BE BROUGHT BY CUSTOMER AGAINST NOMOS MORE THAN ONE (1) YEAR AFTER THE CAUSE OF ACTION HAS ARISEN.

 4.2 NOMOS SHALL NOT BE LIABLE TO CUSTOMER OR TO ANY OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WHATSOEVER EVEN IF NOMOS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

 INDEMNIFICATION

 5.1 If promptly notified in writing by Customer of an action, NOMOS agrees to defend or settle at its option, and hold Customer harmless from, any action at law or in equity arising from a claim that Customer's use of CORVUS infringes any United States patent or copyright; provided that Customer gives NOMOS the right to control and direct the investigation, preparation, defense, and settlement of each claim and Customer fully cooperates with NOMOS or its designee in connection with any and all claims. NOMOS shall have no liability for claims based on Customer's use CORVUS with other programs or data, or unauthorized hardware, or any modifications to CORVUS.

 5.2 Customer shall indemnify, save harmless and defend NOMOS at Customenks expense from and against any losses, damages, claims, or liabilities of any nature, including but not limited to costs, expenses and reasonable attorney fees, which are threatened, brought against or incurred by NOMOS caused by Customers failure to comply with its obligations.

 CONFIDENTIALITY

 6.1 Customer acknowledges CORVUS contains confidential, proprietary and trade secret information of NOMOS and other third parties ("Confidential Information"). Customer will not disclose, allow to be disclosed or otherwise make available any Confidential Information to any third party without the express written consent of NOMOS. Customer agrees to take the same precautions to protect the confidentiality of the Confidential Information as it takes to protect Customer's own confidential information.

 EQUAL EMPLOYMENT OPPORTUNITY/AFFIRMATIVE ACTION COMPLIANCE

 7.1 Incorporated into this Agreement are the provisions of Section 202 of Executive Order 11246 as well as its implementing regulations; Section 503 of the Rehabilitation Act of 1973, as amended; and the Vietnam Era Veterans Readjustment Act. NOMOS certifies that it does not maintain any racially segregated facilities; that unless otherwise exempt, it has developed and maintains an Affirmative Action Program pursuant to 31 CFR 60-2: and that unless otherwise exempt, it has filed an Annual Report EEO-I with the Joint Reporting Committee. The parties to this Agreement represent and warrant that they each believe in good faith that they are in compliance with all of the Federal, State, and local laws which govern employment relationships and that neither party will, DURING THE performance of this Agreement, engage in any discrimination based upon race, color, sex, religion, national origin, disability or veteran's status.

 FORCE MAJEURE

 8.1 In the event that either party shall be delayed or hindered in, or prevented from, the performance of any work, service or other acts required under this Agreement to be performed by the party and such delay or hindrance is due to strikes, lockouts, acts of God, governmental restrictions, enemy act, civil commotion, unavoidable fire or other casualty, or other causes of a like nature, service or other act shall be excused for a period of such delay and the period for the performance of such work, service or other act shall be extended for a period equivalent to the period of such delay. In no event shall such delay constitute a termination of this Agreement. The provisions of this paragraph shall not operate to excuse Customer from promptly remitting any payments due hereunder. Written notice of any such delays, other than temporary or emergency interruptions, shall be given to the other party as well as written notice of the cessation of the same.

 DEFAULT AND TERMINATION

 9.1 Events of Default. Any one or more of the following shall constitute an "Event of Default" under this Agreement:

         Payment Default. Failure by Customer to remit any payment provided for under this Agreement for a period of seven (7) days after written notice from NOMOS to Customer that such payment is due and unpaid.

         Non-Performance Default. Failure by Customer to perform or observe any other covenant or condition contained in this Agreement which failure shall continue for a period of thirty (30) days after written notice thereof by NOMOS to Customer.

         Assignment for Benefit of Creditors. An assignment by Customer for the benefit of creditors or the appointment of a receiver for Customer by legal proceedings or otherwise.

         Bankruptcy. Institution of bankruptcy proceedings by Customer, or institution of bankruptcy proceedings against Customer which are not withdrawn or dismissed within sixty (60) days after the institution of said proceedings.

         9.2 Termination. In the event that Customer commits or allows an Event of Default to occur or NOMOS terminates Customer's license to use the Software pursuant to Section 2.1 herein, all amounts payable hereunder shall, at NOMOS' option, immediately become due and payable as if by the terms of this Agreement it were all payable in advance. At such time NOMOS may also serve Customer with written notice as to the effective date of termination of the Agreement. In such event, Customer shall have no right to avoid such termination by payment of any sum due or by the performance of any condition, term or covenant broken. Notwithstanding any statute, rule or law or decision of any court to the contrary, Customer shall remain liable even after termination of this Agreement, for the Total Price or any portion thereof due or to become due hereunder.

MISCELLANEOUS

10.1 This Agreement is not transferable or assignable by Customer and any attempted transfer or assignment will be void and of no force and effect. This Agreement constitutes the complete and exclusive statement of the agreement between the parties and supersedes all other contemporaneous or prior written or oral agreements, representations or communications relating to the subject matter of this Agreement. All notices under this Agreement shall be effective when sent by overnight courier or ge prepaid, to the other party at the other party's last known certified mail, postal address. Any failure of either party to enforce any of the provisions of this Agreement 'will not be construed as a waiver of such provisions or the right thereafter to enforce each and every such provision. This Agreement may only be amended by a written amendment signed by both parties.

                                  ATTACHMENT D

                             CORVUS ACCEPTANCE TEST

3.9      PLANNING SYSTEM

         This test attempts to check the functionality of the basic CORVUS software. If available, the user will read in a set of images from their CT or MR system and import them into CORVUS. A plan in prescription mode will be calculated, printouts made, and the approved plan transferred to the appropriate delivery device.

                  NOTE: IN CERTAIN CASES, CUSTOMER EQUIPMENT REQUIRED FOR THE -FOLLOWING TESTS MAY NOT HAVE BEEN INSTALLED OR CONFIGURED FOR INTERACTION WITH CORVUS. g AS A RESULT OF THIS, IT IS IMPOSSIBLE TO VERIFY COMPLETE FUNCTIONALITY OF THE COR VUS SYSTEM, NOMOS -PERSONNEL WILL SHOW THE CUSTOMER AS MUCH AS POSSIBLE THAT THE SOFTWARE WORKS AS DESCRIBED. THIS SHALL BE DEEMED SUFFICIENT-FOR ACCEPTANCE OF THESE TESTS.

SPECIFICATIONS

         - CT and/or MR images can be read-in and imported into the CORVUS System using the appropriate devices or network.

         - A plan prescription can be approved and calculated for IMRT delivery.

         - The plan results can be reviewed, printouts made, and the plan approved and transferred to the appropriate media/network for delivery.

         - The treatment plan can be delivered using the customer's equipment.

         - A CORVUS patient plan can be backed up and restored using the DAT backup device.

         - All CORVUS planning system hardware and software functions correctly (floppy disk, DAT Tape, CD-ROM, Mouse, Screen,...)

TEST SETUP

STEP 1: Set up the site treatment planning system computer, with the Corvus Treatment Planning System loaded.

STEP 2: Check for the interface with the CT tape reader and printers.

STEP 3: Have the linear accelerator and MLC available for the plan delivery or have the linear accelerator and the INUNC available with all peripheral devices needed to use the MIMiC for the plan delivery (compressor, power supply unit, umbilicals, and connections).

TEST METHOD

         READING CT / MR IMAGES

         [REPEAT FOR EACH CT[MR FILTER PURCHASED]

STEP 1: Ready the images for use by CORVUS. (For media transfer, place media in appropriate drive and place drive on-line. For network/DlCOM transfer, send images from the appropriate CT/MR device to the CORVUS workstation.)

STEP 2: From the CORVUS Open Panel, select Read Raw Data using the appropriate transfer device.

STEP 3: After checking all available images, CORVUS will display a panel allowing selection of an individual image dataset. Select one dataset for creation of a new patient document. CORVUS will then read the dataset and create the new document.

STEP 4: Once patient document creation is complete, CORVUS will return to the Open Panel, and the new patient document will be displayed. Select this document and approve Patient Information.

STEP 5: CORVUS will then move to Image Registration mode. Review the images as received to check for appropriate orientation and labeling of patient position (Head First/Feet First, Prone/Supine, Axial./Sagittal/ ... ). Check that the screen labels agree with the orientation.

         PRESCRIPTION AND PLAN CALCULATION

STEP 1: From the CORVUS Open Panel, select a sample patient that uses a treatment machine and delivery device resembling the customer's equipment (e.g. Varian w/MlMiC, Siemens W/MLC, ...).

STEP 2: Make a copy of the specific patient plan for calculation and testing.

STEP 3: Open the copy of the patient plan in Prescription mode. Approve the prescription to restart the planning process.

STEP 4: Observe that the patient plan moves through the planning pipeline as described in the CORVUS Users Manual.

         RESULTS REVIEW AND PRINT-OUTS

STEP 1: Once the plan selected above has completed planning, open the patient in Display mode.

STEP 2: Select ON THE PRINT SCREEN BUTTON IN THE LOWER LEFT COMER TO PRINT THE CURRENT SCREEN. Check that the printout completes.

STEP 3: Select the Target Center Report from the Report Generator menu. Click Print Report to print this report. Check that the printout completes.

STEP 4: Use the NeXTStep print utility [alt-P] to print the screen image. Check that the printout completes.


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PLAN APPROVAL AND DELIVERY

STEP 1: Using the plan selected above, click on the Approve Plan button. At this point, the system will check that all appropriate checks have been made on the patient document, then transfer the patient information through the selected transfer mode for delivery. This transfer mode could be floppy disk MIMiC, Varian DMLC), Network or other mechanisms as supported by NOMOS and configured. Check that Plan Approval succeeds.

STEP 2: Following the instructions for the particular delivery device, set up the linear accelerator for delivery of the treatment. This may require that the Delivery Report information be printed by CORVUS for complete set-up of the linear accelerator.

STEP 3: Import the delivery information into the accelerator or Verify & Record system if needed. Check that the delivery parameters are accepted by the delivery device.

STEP 4: Deliver the test treatment. Observe that the delivery instructions written by CORVUS are processed and executed by the linear accelerator and delivery equipment. Check that the treatment completes successfully.

..PATIENT STUDY BACKUP AND RESTORE

STEP 1: Place a fresh DAT tape in the tape drive on the CORVUS Planning workstation. Check that the tape loads into the drive, the mount lights flash for a period of time, then turn a steady green, indicating proper loading of the tape.

STEP 2: From the CORVUS Open panel, select a single patient study for backup. Start the backup task and watch that it completes successfully and the screen returns to the OPEN panel.

STEP 3: Remove the tape from the DAT drive, then re-load it.

STEP 4: From the CORVUS OPEN panel, select Restore from backup. CORVUS should read the tape and provide the user with a list of studies contained on the tape. Select the single study and start the restore process.

STEP 5: Verify that the restore process completes successfully and that a copy of the original study selected now is visible on the OPEN panel along with the original study.

         CORVUS PLANNING SYSTEM HARDWARE

         Test any additional peripherals not operated during the above tests to verify their proper operation. This might include floppy disk, CD-ROM drive, or other CORVUS devices.

         If all steps have been completed successfully, initial and date the Acceptance Tests Signature form on the appropriate line. If a test fails, indicate the device and type of failure in the space provided.


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